UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PGIM ETF Trust

Prudential Global Total Return Fund, Inc.

Prudential Government Money Market Fund, Inc.

The Prudential Investment Portfolios, Inc.

Prudential Investment Portfolios 2

Prudential Investment Portfolios 3

Prudential Investment Portfolios 4

Prudential Investment Portfolios 5

Prudential Investment Portfolios 6

Prudential Investment Portfolios 7

Prudential Investment Portfolios 8

Prudential Investment Portfolios 9

Prudential Investment Portfolios, Inc. 10

Prudential Investment Portfolios 12

Prudential Investment Portfolios, Inc. 14

Prudential Investment Portfolios, Inc. 15

Prudential Investment Portfolios 16

Prudential Investment Portfolios, Inc. 17

Prudential Investment Portfolios 18

Prudential Jennison Blend Fund, Inc.

Prudential Jennison Mid-Cap Growth Fund, Inc.

Prudential Jennison Small Company Fund, Inc.

Prudential National Muni Fund, Inc.

Prudential Sector Funds, Inc.

Prudential Short-Term Corporate Bond Fund, Inc.

Prudential World Fund, Inc.

Prudential Jennison Natural Resources Fund, Inc.

The Target Portfolio Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PGIM ETF Trust	Prudential Global Total Return Fund, Inc.
Prudential Government Money Market Fund, Inc.	The Prudential Investment Portfolios, Inc.
Prudential Investment Portfolios 2	Prudential Investment Portfolios 3
Prudential Investment Portfolios 4	Prudential Investment Portfolios 5
Prudential Investment Portfolios 6	Prudential Investment Portfolios 7
Prudential Investment Portfolios 8	Prudential Investment Portfolios 9
Prudential Investment Portfolios, Inc. 10	Prudential Investment Portfolios 12
Prudential Investment Portfolios, Inc. 14	Prudential Investment Portfolios, Inc. 15
Prudential Investment Portfolios 16	Prudential Investment Portfolios, Inc. 17
Prudential Investment Portfolios 18	Prudential Jennison Blend Fund, Inc.
Prudential Jennison Mid-Cap Growth Fund, Inc.	Prudential Jennison Small Company Fund, Inc.
Prudential National Muni Fund, Inc.	Prudential Sector Funds, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.	Prudential World Fund, Inc.
Prudential Jennison Natural Resources Fund, Inc.	The Target Portfolio Trust

PGIM Investments LLC
655 Broad Street,
Newark, New Jersey 07102

[October 30], 2026

Dear Shareholder:

You are cordially invited to attend two joint special meetings (each, a "Meeting" and collectively, the "Meetings") of shareholders of each of the registrants named above (each, a "Registrant"), on behalf of each fund organized as a series of a Registrant (each, a "Fund" and collectively, the "Funds"), which will be held at 655 Broad Street, 6th Floor, Newark, New Jersey 07102. The first meeting, at which shareholders will consider Proposal No. 1, will be held on December 21, 2026 at 10:00 a.m., Eastern Time (the "First Meeting"). The second meeting, at which shareholders of PGIM Jennison Focused Growth Fund, a series of Prudential Investment Portfolios 3, will consider Proposal Nos. 2 and 3, will be held on December 21, 2026 at 11:00 a.m., Eastern Time (the "Second Meeting" and, collectively with the First Meeting, the "Meetings").

The Meetings have been called by the Board of Trustees or Board of Directors, as applicable (each, a "Board"), of each Registrant to vote on several important proposals relating to the management and operation of your Fund, as more fully discussed in the proxy statement.

The Boards have reviewed the proposals and have recommended that they be presented for your consideration: the final decision is yours. Shareholders of all of the Funds are being asked to elect Board members, and shareholders of PGIM Jennison Focused Growth Fund are also being asked to approve certain additional proposals as described in the accompanying proxy statement. To save money for your Fund, one proxy statement has been prepared for all of the Funds. The accompanying proxy statement includes a detailed description of each of the proposals relating to your Fund.

Enclosed with this letter are the formal notice of the Meetings, answers to questions you may have about the proposals, and the proxy statement. If you have any questions about the enclosed proxy or need any assistance in voting your shares or need directions to either Meeting of shareholders, please call [1-800-225-1852].

To vote, you may use any of the following methods:

•  [By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

•  By Internet. Have your proxy card available. Go to the website listed on your proxy card. [Enter your control number from your proxy card.] Follow the simple instructions found on the website. Votes must be entered by 11:59 p.m. Eastern Time on the day prior to the Meetings.

•  By Telephone. Have your proxy card available. Call the toll-free number listed on your proxy card. Enter the control number from your proxy card.] There is no charge to you for the call. Follow the recorded instructions. Votes must be entered by 11:59 p.m. Eastern Time on the day prior to the Meetings.

•  In Person. Attend the Meetings and vote your shares in person.

Your vote is important. If you have any questions before you vote, please call [proxy solicitor] at [phone number]. They will be happy to help you understand the proposals and assist you in voting. Thank you for your participation.

Sincerely,

Andrew R. French
Secretary

Important Information To Help You Understand and Vote On the Proposals

Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q. What am I being asked to vote on?

A. You are being asked to vote on one or more of the following proposals, depending on the Fund or Funds whose shares you own: Proposal No. 1—Election of Board Members, to be considered at the First Meeting, under which shareholders are being asked to elect the nominees named in the proxy statement to the Board of each Registrant of which they are eligible shareholders; Proposal No. 2—Modified Manager-of-Managers Policy, to be considered at the Second Meeting, under which shareholders of PGIM Jennison Focused Growth Fund are being asked to approve a policy to permit the Fund's manager, PGIM Investments LLC (the "Manager"), to enter into or make material changes to the Fund's subadvisory agreement(s) with wholly-owned subadvisers without shareholder approval; and Proposal No. 3—Fundamental Investment Policies, to be considered at the Second Meeting, under which shareholders of PGIM Jennison Focused Growth Fund are being asked to approve changes to fundamental investment policies concerning underwriting, real estate, and commodities. The changes under Proposal No. 3 are presented as separate sub-proposals. Your proxy card or voting instruction form will identify the proposals on which you are entitled to vote.

Q. Will I vote on every proposal described in the proxy statement?

A. No. You will vote only on the proposals applicable to the Fund or Funds whose shares you own. Proposal No. 1 applies to shareholders eligible to vote in the election of the applicable Registrant's Board. Proposals No. 2 and No. 3 apply only to PGIM Jennison Focused Growth Fund. Your proxy card or voting instruction form will identify each proposal on which you are entitled to vote.

Q. Are you recommending a new Board for the Funds?

A. No. Of the thirteen Board nominees, all but three currently serve on the existing Boards. Eleven of the individual Board nominees are independent of the Manager.

Q. Why is the Manager seeking authority to enter into or make material changes to subadvisory agreements with wholly-owned subadvisers with respect to PGIM Jennison Focused Growth Fund?

A. Currently, the Manager, with Board approval, can enter into and amend subadvisory agreements with subadvisers that are not affiliated with the Manager without obtaining shareholder approval with respect to PGIM Jennison Focused Growth Fund, thereby avoiding the expense and delay entailed in seeking shareholder approval and permitting the Fund to more quickly and efficiently respond to changes in market conditions and other factors. The Manager and the Board of Prudential Investment Portfolios 3 believe that it is in the best interests of PGIM Jennison Focused Growth Fund and its shareholders to similarly permit the Manager to enter into or materially amend subadvisory agreements with wholly-owned subadvisers, subject to Board approval, but without shareholder approval.

Q. Why am I being asked to approve changes to certain fundamental investment policies?

A. The Board of Prudential Investment Portfolios 3 is proposing to modernize and standardize PGIM Jennison Focused Growth Fund's fundamental policies concerning underwriting, real estate, and commodities. The proposed policies would replace activity-specific restrictions with policies that permit the applicable activity to the extent not prohibited by the 1940 Act. The proposed policies are broader than the current policies and are intended to provide additional flexibility as applicable law and regulatory interpretations evolve. Approval would not, by itself, change PGIM Jennison Focused Growth Fund's investment objective or principal investment strategies or require PGIM Jennison Focused Growth Fund to use the additional flexibility.

Q. Will approval of Proposal Nos. 2 or 3 increase PGIM Jennison Focused Growth Fund's management fee or change how the Fund is managed?

A. No. Approval of Proposal No. 2 will not increase or decrease the management fee paid by PGIM Jennison Focused Growth Fund to the Manager. Approval of Proposal No. 3 will not change PGIM Jennison Focused Growth Fund's investment objective or principal investment strategies. Any future action taken under an approved proposal would remain subject to Board oversight, the Fund's disclosed investment policies, and applicable law.

Q. What happens if shareholders do not approve Proposal No. 2 or an applicable sub-proposal under Proposal No. 3?

A. If shareholders of PGIM Jennison Focused Growth Fund do not approve Proposal No. 2, the Fund will not implement the Modified Manager-of-Managers Policy and will continue to operate under its existing manager-of-managers authority. If shareholders of PGIM Jennison Focused Growth Fund do not approve a sub-proposal under Proposal No. 3, the Fund's existing fundamental policy on that subject will remain in effect.

Q. How can I vote?

A. Details about voting can be found in the proxy statement under the heading "More Information about the Meetings—How to Vote." You can vote by completing, signing and dating your proxy card, and mailing it in the enclosed envelope. Alternatively, call the toll-free number on the proxy card or access the Internet address on the proxy card. You may vote in person if you are able to attend the applicable Meeting. However, even if you plan to attend, we urge you to cast your vote by mail. That will ensure that your vote is counted, should your plans change.

Q. How does the Board of Trustees or Board of Directors, as applicable, suggest that I vote?

A. The Board of each Registrant unanimously recommends that shareholders vote "For" each nominee under Proposal No. 1. The Board of Prudential Investment Portfolios 3 also unanimously recommends that shareholders vote "For" Proposal No. 2 and "For" each sub-proposal under Proposal No. 3 with respect to PGIM Jennison Focused Growth Fund.

Q. Does my vote make a difference?

A. Yes. Even if you have very few shares, you help the Funds receive enough votes to act on the proposals by casting your vote as soon as possible. By voting early, you help avoid the expense of sending additional mailings to try to get shareholders to cast more votes.

Q. What happens if there are not enough votes by the scheduled date of the applicable Meeting?

A. If sufficient votes have not been received to establish a quorum or approve a proposal by the applicable Meeting, the applicable Meeting may be adjourned to permit further solicitation of proxies. The Funds or [proxy solicitor] may contact shareholders by mail or telephone to encourage them to vote. Shareholders can help avoid additional solicitation expenses by voting promptly.

This information summarizes information that is included in more detail in the proxy statement. We urge you to read the proxy statement carefully.

If you have questions, call [1-800-225-1852].

PGIM ETF Trust	Prudential Global Total Return Fund, Inc.
Prudential Government Money Market Fund, Inc.	The Prudential Investment Portfolios, Inc.
Prudential Investment Portfolios 2	Prudential Investment Portfolios 3
Prudential Investment Portfolios 4	Prudential Investment Portfolios 5
Prudential Investment Portfolios 6	Prudential Investment Portfolios 7
Prudential Investment Portfolios 8	Prudential Investment Portfolios 9
Prudential Investment Portfolios, Inc. 10	Prudential Investment Portfolios 12
Prudential Investment Portfolios, Inc. 14	Prudential Investment Portfolios, Inc. 15
Prudential Investment Portfolios 16	Prudential Investment Portfolios, Inc. 17
Prudential Investment Portfolios 18	Prudential Jennison Blend Fund, Inc.
Prudential Jennison Mid-Cap Growth Fund, Inc.	Prudential Jennison Small Company Fund, Inc.
Prudential National Muni Fund, Inc.	Prudential Sector Funds, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.	Prudential World Fund, Inc.
Prudential Jennison Natural Resources Fund, Inc.	The Target Portfolio Trust

PGIM Investments LLC
655 Broad Street
Newark, New Jersey 07102
1-800-225-1852

NOTICE OF JOINT SPECIAL MEETINGS OF SHAREHOLDERS
[October 30], 2026

NOTICE IS HEREBY GIVEN THAT two joint special meetings (each, a "Meeting" and collectively, the "Meetings") of shareholders of each of the registrants named above (each, a "Registrant"), on behalf of each fund organized as a series of a Registrant (each, a "Fund" and collectively, the "Funds"), have been called to be held at 655 Broad Street, 6th Floor, Newark, New Jersey 07102. The first meeting will be held on [December 21, 2026 at 10:00 a.m., Eastern Time (the "First Meeting"), to consider Proposal No. 1. The second meeting will be held on December 21, 2026 at 11:00 a.m., Eastern Time (the "Second Meeting")], to consider Proposal Nos. 2 and 3. The Meetings are being held for the following purposes:

1.  For all Registrants, at the First Meeting, to elect Trustees or Directors to the Board of Trustees or Board of Directors, as applicable, of each Registrant of which you are an eligible shareholder (each, a "Board").

2.  For PGIM Jennison Focused Growth Fund, at the Second Meeting, to approve a policy to permit PGIM Investments LLC (the "Manager") to enter into or make material changes to the Fund's subadvisory agreements with subadvisers that are wholly-owned subsidiaries of the Manager or a sister company of the Manager ("Wholly-Owned Subadvisers") without shareholder approval.

3.  For PGIM Jennison Focused Growth Fund, at the Second Meeting, to approve changes to certain fundamental investment policies, consisting of separate sub-proposals concerning: (a) underwriting; (b) real estate; and (c) commodities.

4.  To transact such other business as may properly come before the applicable Meeting or any adjournment or postponement thereof, to the extent permitted by the applicable Registrant's governing documents and applicable law.

Shareholders will vote only on the proposals applicable to the Fund or Funds whose shares they own. Proposal No. 1 will be considered at the First Meeting. Proposal Nos. 2 and 3 will be considered at the Second Meeting. The applicable proposals will be identified on each shareholder's proxy card or voting instruction form.

The election of a nominee to the Board of Trustees or Board of Directors, as applicable, requires the affirmative vote of a plurality of the votes cast at the First Meeting by the applicable Registrant's shareholders, except that, with respect to Prudential Government Money Market Fund, Inc., the election of a nominee requires the affirmative vote of a majority of the votes cast at the First Meeting by that Registrant's shareholders; with respect to Prudential Investment Portfolios 4, the election of a nominee requires the affirmative vote of a majority of the shares present at the First Meeting; and, with respect to Prudential Investment Portfolios 6 and Prudential Investment Portfolios 7, the election of a nominee requires the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the First Meeting, in each case provided a quorum is present. Approval of Proposal No. 2 and each applicable sub-proposal under Proposal No. 3 requires the affirmative vote at the Second Meeting of a "majority of the outstanding voting securities" of PGIM Jennison Focused Growth Fund, as defined in the Investment Company Act of 1940, as amended. Each proposal is independent of the other proposals, and shareholders may vote on each proposal separately. Approval of any proposal is not conditioned on the approval of any other proposal.

Shareholders of record as of the close of business on [October 19, 2026] are entitled to notice of, and to vote at, the Meetings (or any adjournment of the Meetings).

Important Notice Regarding the Availability of Proxy Materials for the Meetings to be Held on [December 21], 2026: This Notice and the Proxy Statement are available on the Internet at [Website Link].

By Order of the Board of each Registrant,

Andrew R. French
Secretary

[October 30, 2026]
[Newark, New Jersey]

ONE OR MORE PROXY CARDS FOR YOUR FUND(S) ARE ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARDS WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE APPLICABLE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE APPLICABLE MEETING.

THE BOARD OF EACH REGISTRANT RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

[Brief voting instructions (voting card execution) to be provided by the proxy solicitor]

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETINGS TO BE HELD ON [DECEMBER 21], 2026.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. In addition to voting by mail, you may also vote using one of the following methods:

•  [To vote via the Internet, please visit the website listed on your proxy card or voting instruction form and follow the on-screen instructions.

•  To vote by telephone from within the United States, please call the toll-free number listed on your proxy card or voting instruction form and follow the recorded instructions. Shareholders outside the United States should vote via the Internet or by returning a completed proxy card or voting instruction form.

•  To vote in person, you may attend the Meetings and cast your vote.]

The Proxy Statement is available at [Website Link].

PGIM ETF Trust	Prudential Global Total Return Fund, Inc.
Prudential Government Money Market Fund, Inc.	The Prudential Investment Portfolios, Inc.
Prudential Investment Portfolios 2	Prudential Investment Portfolios 3
Prudential Investment Portfolios 4	Prudential Investment Portfolios 5
Prudential Investment Portfolios 6	Prudential Investment Portfolios 7
Prudential Investment Portfolios 8	Prudential Investment Portfolios 9
Prudential Investment Portfolios, Inc. 10	Prudential Investment Portfolios 12
Prudential Investment Portfolios, Inc. 14	Prudential Investment Portfolios, Inc. 15
Prudential Investment Portfolios 16	Prudential Investment Portfolios, Inc. 17
Prudential Investment Portfolios 18	Prudential Jennison Blend Fund, Inc.
Prudential Jennison Mid-Cap Growth Fund, Inc.	Prudential Jennison Small Company Fund, Inc.
Prudential National Muni Fund, Inc.	Prudential Sector Funds, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.	Prudential World Fund, Inc.
Prudential Jennison Natural Resources Fund, Inc.	The Target Portfolio Trust

PGIM Investments LLC
655 Broad Street
Newark, New Jersey 07102
1-800-225-1852

JOINT PROXY STATEMENT
Joint Special Meetings of Shareholders
December 21, 2026

This joint proxy statement is being sent to you by the Board of Trustees or Board of Directors, as applicable (each, a "Board"), of each Registrant named above (each, a "Registrant"), on behalf of each fund organized as a series of a Registrant, as described in Appendix A hereto (each, a "Fund" and collectively, the "Funds"). For purposes of this proxy statement, "Board Members" means the Trustees or Directors, as applicable; "1940 Act" means the Investment Company Act of 1940, as amended; "Exchange Act" means the Securities Exchange Act of 1934, as amended; "SEC" means the U.S. Securities and Exchange Commission; "Fund Complex" means the investment companies managed by PGIM Investments LLC and overseen by the applicable Boards; "Independent Board Members" means Board Members who are not "interested persons" of a Registrant as defined in the 1940 Act; and "PGIM Investments," the "Manager," or the "Administrator" means PGIM Investments LLC.

The Board of each Registrant is asking you to complete and return the enclosed proxy card, permitting your shares of the applicable Fund to be voted at the applicable joint special meeting of shareholders (each, a "Meeting" and collectively, the "Meetings"). Proposal No. 1 will be considered at the joint meeting called to be held on December 21, 2026, at 10:00 a.m., Eastern Time (the "First Meeting"). Proposal Nos. 2 and 3 will be considered at the joint meeting called to be held on December 21, 2026, at 11:00 a.m., Eastern Time (the "Second Meeting"). Shareholders of record at the close of business on [October 19, 2026] (the "Record Date") are entitled to vote at the applicable Meeting. You are entitled to one vote for each share you hold, with a fraction of a vote for each fraction of a share. This joint proxy statement and enclosed proxy are first being mailed to shareholders on or about [November 3, 2026]. Each Registrant's Board has determined that the use of this joint proxy statement for each Meeting is in the best interests of each Fund and its shareholders in light of the matters being considered and voted on by the shareholders.

At the First Meeting, shareholders will be asked to consider the election of Board Members under Proposal No. 1. At the Second Meeting, shareholders of PGIM Jennison Focused Growth Fund will be asked to consider the approval of a modified manager-of-managers policy under Proposal No. 2 and changes to certain fundamental investment policies under Proposal No. 3. Shareholders will vote only on the proposals applicable to the Fund or Funds whose shares they own, as identified on their proxy card or voting instruction form.

Summary of Proposals.

Proposal	Meeting	Shareholders Solicited
Proposal No. 1 (Election of Board Members)	First Meeting	Shareholders of all Funds of each Registrant
Proposal No. 2 (Modified Manager-of-Managers Policy)	Second Meeting	Shareholders of PGIM Jennison Focused Growth Fund
Proposal Nos. 3(a), 3(b), and 3(c) (Fundamental Investment Policies)	Second Meeting	Shareholders of PGIM Jennison Focused Growth Fund

[You should have received your Fund's most recent annual or semi-annual report to shareholders. If you would like another copy of the annual report, or a copy of the most recent semi-annual report, please write to or call the Fund as follows. The reports will be sent to you without charge. Requests should be directed to [Contact Name] at 655 Broad Street, Newark, New Jersey 07102 or at [1-800-225-1852].] Each Registrant will furnish, without charge, a copy of the annual report and the most recent semi-annual report succeeding the annual report, if any, by first-class mail or other means designed to assure prompt delivery within three business days after receiving the request.

Each Registrant is an open-end management investment company registered under the 1940 Act. Appendix A indicates the state in which each Registrant is organized. Registrants organized in Maryland (MD) are Maryland corporations; Registrants organized in Delaware (DE) are Delaware statutory trusts; and Registrants organized in Massachusetts (MA) are Massachusetts business trusts.

PROPOSAL NO. 1

ELECTION OF BOARD MEMBERS

THIS PROPOSAL APPLIES TO ALL REGISTRANTS

The purpose of this proposal is to elect thirteen Board Members to serve on the Board of each Registrant. The nominees for election are Ellen S. Alberding, Kevin J. Bannon, Linda W. Bynoe, Teresa H. Clarke, Barry H. Evans, Keith F. Hartstein, Laurie Simon Hodrick, Brian K. Reid, Grace C. Torres, Leonardo M. Zerilli, Freda Lam Zietlow, Stuart S. Parker, and Scott E. Benjamin. Each nominee, except for Teresa H. Clarke, Leonardo M. Zerilli, and Freda Lam Zietlow, is currently a Board Member of each Registrant. Each of the nominees has consented to being named in this proxy statement and has indicated a willingness to serve or continue to serve, as applicable, if elected.

Section 16 of the 1940 Act effectively requires that at least two-thirds of the members of a registered investment company's board be elected by shareholders immediately after the board's appointment of a new director. In addition, there must be a majority of shareholder-elected Board Members on each Board. The last time that shareholders of most Registrants elected Board Members was in 2014. Since that time, as a result of retirements and subsequent appointments of new Board Members, each Registrant is near or at its statutory limit under the 1940 Act and can no longer appoint additional Board Members without a shareholder vote.

To ensure the continuity and uninterrupted functioning of the Board of each Registrant in compliance with the 1940 Act, and to allow each Board to appoint new members in the future as circumstances and conditions may warrant, each Registrant's current Board Members believe that it is prudent and appropriate for shareholders to elect each nominee for each Registrant covered by this proxy statement. By electing the nominees, the Board Members of each Registrant will have the flexibility necessary to appoint new members in the future in compliance with the requirements of the 1940 Act.

Unless otherwise directed, the persons named on the accompanying proxy card intend to vote at the First Meeting FOR the election of each nominee as described above. Currently, there are ten Board Members, eight of whom are Independent Board Members. If each of the nominees is elected, there will be thirteen Board Members, eleven of whom will be Independent Board Members.

If elected, all nominees will hold office until the earlier to occur of: (a) the next meeting of shareholders of the Registrant at which Board Members are elected and until their successors are elected and qualified; or (b) until their terms expire in accordance with each Registrant's retirement policy; or (c) until they resign or are removed as permitted by law. Each Registrant's retirement policy generally calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

The following tables set forth each Board Member's and nominee's position(s) with each Registrant, year of birth, principal occupation during the past five years, other directorships, and the year in which the Board Member or nominee first became a Board Member of the applicable Registrant.

Independent Board Member Nominees
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Ellen S. Alberding 1958 Director/Trustee Portfolios Overseen: 104

Formerly, Chief Executive Officer and President, The Joyce Foundation (charitable foundation) (2002-2024); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013 for all Registrants other than PGIM ETF Trust; since December 2017 for PGIM ETF Trust
Kevin J. Bannon 1952 Director/Trustee Portfolios Overseen: 105

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Formerly, Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	Since July 2008 for all Registrants other than PGIM ETF Trust; since December 2017 for PGIM ETF Trust
Linda W. Bynoe 1952 Director/Trustee Portfolios Overseen: 102

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); formerly, Director of Northern Trust Corporation (financial services) (April 2006-April 2025); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005 for all Registrants other than PGIM ETF Trust; since December 2017 for PGIM ETF Trust
Teresa H. Clarke 1963 Board Member Nominee Portfolios Overseen: 0

Director, Arthur J. Gallagher & Co. (since 2021); Director, American Tower Corporation (since 2021); Chair, Advisory Board of Smithsonian National Museum of African Art (since 2022); Chair and Executive Editor, Africa.com LLC (since 2010); formerly Managing Director, Investment Banking Division, Goldman Sachs & Co (1989-1995 and 2004-2010).

		Director, Arthur J. Gallagher & Co. (since 2021); Director, American Tower Corporation (since 2021).	N/A

Independent Board Member Nominees
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Barry H. Evans 1960 Director/Trustee Portfolios Overseen: 105

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer—Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017 for all Registrants other than PGIM ETF Trust; since December 2017 for PGIM ETF Trust
Keith F. Hartstein 1956 Director/Trustee Portfolios Overseen: 105

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute's Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013 for all Registrants other than PGIM ETF Trust; since December 2017 for PGIM ETF Trust
Laurie Simon Hodrick 1962 Director/Trustee Portfolios Overseen: 102

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Andela (2022-2024) (global talent network); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017 for all Registrants other than PGIM ETF Trust; since December 2017 for PGIM ETF Trust

Independent Board Member Nominees
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Brian K. Reid 1961 Director/Trustee Portfolios Overseen: 105

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018
Grace C. Torres 1959 Director/Trustee Portfolios Overseen: 105

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014 for all Registrants other than PGIM ETF Trust; since December 2017 for PGIM ETF Trust
Leonardo M. Zerilli 1974 Board Member Nominee Portfolios Overseen: 0

Retired; formerly President and Chief Executive Officer, Manulife Investment Management Limited, Canada (2021-2025); Head of Wealth Management, Canada (2021-2025) and United States (2025); Chief Investment Officer, John Hancock Group of Funds (2012-2020); and Head of Investment Product, Global (2017-2020) and United States (2012-2017).

Formerly Director, Manulife Group of Funds (Canada) (2021-2025) and Chair (2022-2025); formerly Director, Manulife Investment Management (North America) Limited (2021-2025), formerly Director, Manulife Global Funds (Luxembourg and Cayman) (2018-2020); formerly Director, John Hancock Worldwide Investors (Ireland) (2018-2020); formerly Director, John Hancock Investment Advisors (U.S.) (2012-2017).

N/A
Freda Lam Zietlow 1972 Board Member Nominee Portfolios Overseen: 0

Formerly Managing Director and Senior Portfolio Manager, Fiduciary Trust International, a Franklin Templeton company (2019-2024); formerly Founder, Peridot Capital Partners LLC (2017-2019); formerly Director of Portfolio Management, Bingham Osborn & Scarborough (2010-2017).

		Director and Audit Committee Chair, Bank of the Orient (commercial bank) (2014-2019 and since 2022); Vice Chair, Myriad USA (since 2022); formerly Director, Give2Asia (2016-2024).	N/A

Interested Board Member Nominees
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Stuart S. Parker 1962 Director/Trustee & President Portfolios Overseen: 105

President, Chief Executive Officer and Officer in Charge (since January 2012) of PGIM Investments LLC; President and Principal Executive Officer (since March 2022) of the PGIM Alternatives Funds and (since January 2012) of the PGIM Retail Funds; Senior Managing Director, Head of Global Wealth Division for PGIM (since March 2026); formerly Chief Operating Officer for PGIM Investments LLC (January 2012-January 2024); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute—Board of Governors (since May 2012).

		None.	Since January 2012 for all Registrants other than PGIM ETF Trust; since December 2017 for PGIM ETF Trust
Scott E. Benjamin 1973 Director/Trustee & Vice President Portfolios Overseen: 156

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Managing Director, Board Governance of PGIM—Global Wealth (since March 2026); formerly Senior Vice President, Global Product Management and Marketing (2006-2026) of PGIM Investments LLC; Vice President (since March 2022) of the PGIM Alternatives Funds and (since March 2010) of the PGIM Retail Funds; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010 for all Registrants other than PGIM ETF Trust; since December 2017 for PGIM ETF Trust

Officers. The following table sets forth each officer's name and year of birth, position with each Registrant, principal occupation during the past five years and the date on which he or she first became an officer of the applicable Registrant. Each officer serves until his or her successor is chosen and qualified or until resignation or removal by the applicable Board.

Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer, Executive Vice President and Secretary (since August 2020) of PGIM Investments LLC; Chief Legal Officer (since January 2024) of PGIM DC Solutions LLC, (since July 2022) of the PGIM Alternatives Funds and (since August 2020) of the PGIM Retail Funds, Prudential Annuities Funds, Prudential Mutual Fund Services LLC, and PIFM Holdco, LLC; Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel (since August 2020) of AST Investment Services, Inc.

Since December 2005

Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Patricia Flynn 1968 Chief Compliance Officer

Chief Compliance Officer (since May 2026) of the PGIM Retail Funds, Prudential Annuities Funds, PGIM Alternatives Funds, PGIM Investments LLC and AST Investment Services, Inc.; Vice President of Compliance at Prudential Financial Inc. (since March 2022); formerly Chief Compliance & Risk Officer at Intech Investments (November 2005 to March 2022).

Since May 2026
Andrew R. French 1962 Secretary

Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Secretary (since March 2022) of the PGIM Alternatives Funds and (since December 2018) of the PGIM Retail Funds and Prudential Annuities Funds; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006
Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary of DC Solutions (since August 2025); Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Vice President and Assistant Secretary (since June 2025) of AST Investment Services, Inc.; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds, (since March 2020) of the PGIM Retail Funds and (since March 2019) of the Prudential Annuities Funds.

Since March 2020
Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Corporate Counsel (since March 2026) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds and (since June 2020) of the PGIM Retail Funds and Prudential Annuities Funds; formerly Director and Corporate Counsel (February 2017-March 2026) of Prudential.

Since June 2020
Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds and (since December 2020) of the PGIM Retail Funds and (since November 2020) of the Prudential Annuities Funds.

Since December 2020
George Hoyt 1965 Assistant Secretary

Vice President and Corporate Counsel (since September 2023) of Prudential; Assistant Secretary (since March 2024) of the Prudential Annuities Funds, (since December 2023) of the PGIM Retail Funds, and (since September 2023) of the PGIM Alternatives Funds; formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020-2023).

Since December 2023
Devan Goolsby 1991 Assistant Secretary

Vice President and Corporate Counsel (since May 2023) of Prudential; Assistant Secretary (since March 2024) of the Prudential Annuities Funds, (since December 2023) of the PGIM Retail Funds and (since September 2023) of the PGIM Alternatives Funds; formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); and Compliance Officer at Bloomberg LP (2019-2021).

Since December 2023
Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations (since 2010) of Prudential Mutual Fund Services LLC; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds and (since March 2015) of the PGIM Retail Funds.

Since March 2015
Christian J. Kelly 1975 Chief Financial Officer

Managing Director, Head of Registered Products Fund Operations (since March 2026); Chief Financial Officer (since March 2023) of the PGIM Retail Funds and Prudential Annuities Funds and (since July 2022) of the PGIM Alternatives Funds; formerly Vice President, Global Head of Investment Operations (2018-2026) of PGIM Investments LLC; formerly Treasurer and Principal Financial Officer (January 2019-March 2023) of the PGIM Retail Funds and Prudential Annuities Funds; formerly Treasurer and Principal Financial Officer (March 2022-July 2022) of the PGIM Real Estate Fund, Inc.

Since January 2019

Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Russ Shupak 1973 Treasurer and Principal Accounting Officer

Executive Director, RIC Fund Administration (since March 2026); Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Credit Income Fund, (since March 2023) of the PGIM Retail Funds, and (since July 2022) of the PGIM Real Estate Fund, Inc.; Assistant Treasurer (since September 2023) of the PGIM Rock ETF Trust, (since September 2022) of the PGIM Private Credit Fund and (since October 2019) of the Prudential Annuities Funds; formerly Vice President (2017-2026) within PGIM Investments Fund Administration; formerly Assistant Treasurer (March 2022-July 2022) of the PGIM Real Estate Fund, Inc.

Since October 2019
Lana Lomuti 1967 Assistant Treasurer

Senior Director, RIC Fund Administration (since March 2026); Assistant Treasurer (since April 2014) of the PGIM Retail Funds and Prudential Annuities Funds; formerly Vice President (2007-2026) within PGIM Investments Fund Administration.

Since April 2014
Deborah Conway 1969 Assistant Treasurer

Senior Director, RIC Tax (since March 2026); Assistant Treasurer (since October 2019) of the PGIM Retail Funds and Prudential Annuities Funds; formerly Vice President (2017-2026) within PGIM Investments Fund Administration.

Since October 2019
Elyse M. McLaughlin 1974 Assistant Treasurer

Executive Director, RIC Fund Administration (since March 2026); Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Rock ETF Trust, (since March 2023) of the Prudential Annuities Funds, and (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund, (since March 2022) of the PGIM Real Estate Fund, Inc., and (since October 2019) of the PGIM Retail Funds; formerly Vice President (2017-2026) within PGIM Investments Fund Administration.

Since October 2019
Robert W. McCormack 1973 Assistant Treasurer

Senior Director, RIC Fund Administration (since March 2026); Assistant Treasurer (since March 2023) of the PGIM Retail Funds and Prudential Annuities Funds and (since March 2022) of the PGIM Alternatives Funds; formerly Vice President (2019-2026) within PGIM Investments Fund Administration.

Since March 2023
Tiffany Khan 1988 Anti-Money Laundering Compliance Officer	Director, Corporate Compliance, Global Financial Crimes Unit (since September 2022) of Prudential; Senior Associate, Global Financial Crimes Unit (March 2015-September 2022) at MetLife.	Since June 2026

(a)  Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•  Board Members are deemed to be "Interested," as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

•  Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

•  There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•  "Other Directorships Held" includes all directorships of companies required to register or file reports with the SEC under the Exchange Act (that is, "public companies") or other investment companies registered under the 1940 Act.

•  "Portfolios Overseen" includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include:

°  The "PGIM Retail Funds" (currently consisting of the Registrants, PGIM Retail Mutual Funds, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund);

°  The "Prudential Annuities Funds" (currently consisting of The Prudential Series Fund, Prudential's Gibraltar Fund, Inc. and the Advanced Series Trust); and

°  The "PGIM Alternatives Funds" (currently consisting of PGIM Rock ETF Trust, PGIM Real Estate Fund, Inc. (formerly, PGIM Private Real Estate Fund, Inc.), PGIM Private Credit Fund, PGIM Credit Income Fund, and PGIM Partners Group Private Markets Multi-Asset Fund).

•  As used in the Fund Officers table "Prudential" means The Prudential Insurance Company of America.

Board Committees. The Boards have established four standing committees in connection with Fund governance—Audit, Nominating and Governance, Investment, and Compliance (each, a "Committee" and collectively, the "Committees"). Information on the membership of each Committee and its functions is set forth below.

Audit Committee: Each Board has determined that each member of the Audit Committee is not an "interested person" as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing each Registrant's independent registered public accounting firm, accounting policies and procedures and other areas relating to each Registrant's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to each Registrant. The Audit Committee is also responsible for pre-approving permitted services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to each Registrant, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of each Registrant. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).

The membership of the Audit Committee is set forth below:
Grace Torres (Chair), Linda Bynoe, Barry Evans, Keith Hartstein (ex-officio), Brian Reid

Nominating and Governance Committee: The Nominating and Governance Committee of each Board is responsible for nominating Board Members and making recommendations to each Board concerning Board composition, committee structure and governance, director education, and governance practices. Each Board has determined that each member of the Nominating and Governance Committee is not an "interested person" as defined in the 1940 Act. The Board's Nominating and Governance Committee Charter is available on each Registrant's website at [website address].

The membership of the Nominating and Governance Committee is set forth below:
Ellen Alberding (Chair), Kevin J. Bannon, Keith Hartstein (ex-officio), Laurie Simon Hodrick

Investment Committees: The Board of each fund in the PGIM retail funds complex has formed joint committees to review the performance of each fund in the Fund Complex. The Gibraltar Investment Committee reviews the performance of each fund that is subadvised by Jennison Associates LLC and PGIM Quantitative Solutions LLC (single managed funds). The Dryden Investment Committee reviews the performance of each fund that is subadvised by PGIM Credit (which is an investment group of PGIM, Inc. and PGIM Limited), PGIM Real Estate (which is an investment group of PGIM, Inc. and PGIM Fund Management Limited), PGIM Quantitative Solutions LLC (asset allocation funds) and PGIM DC Solutions LLC. In addition, the Dryden Investment Committee reviews the performance of the closed-end funds. Each committee meets at least four times per year and reports the results of its review to the full Board of each fund at each regularly scheduled Board meeting. Every Independent Board Member sits on one of the two Investment Committees.

The membership of the Gibraltar Investment Committee and the Dryden Investment Committee is set forth below:

Gibraltar Investment Committee:	Dryden Investment Committee:
Laurie Simon Hodrick (Chair), Linda Bynoe, Keith Hartstein (ex-officio), Grace Torres	Barry Evans (Chair), Ellen Alberding, Kevin Bannon, Keith Hartstein (ex-officio), Brian Reid

Compliance Committee: The Committee serves as the liaison between the Board and each Registrant's Chief Compliance Officer ("CCO"). In its role as liaison, the Compliance Committee assists the Board in overseeing compliance matters and administration. The Compliance Committee's responsibilities include, among other matters, considering any material compliance matter reported by the CCO between meetings of the Board and receiving reports on any investigations into matters within the Committee's scope of responsibilities.

The membership of the Compliance Committee is set forth below:
Brian Reid (Chair), Barry Evans, Keith Hartstein (ex-officio), Grace Torres

[If elected to the Board, it is anticipated that Teresa H. Clarke, Leonardo M. Zerilli and Freda Lam Zietlow will serve on each applicable Registrant's [•] Committee.]

The number of times each Committee met during each Registrant's most recent fiscal year is set forth in Appendix B.

All Board Members and committee members then serving attended at least 75% of the meetings of the applicable Board and Committees of each Registrant held during the applicable most recently completed fiscal year.

Leadership Structure and Qualifications of the Boards. Each Registrant's Board is responsible for oversight of its respective Funds. Each Registrant has engaged the Manager to manage its respective Funds on a day-to-day basis. The applicable Board oversees the Manager and other principal service providers in the operations of its Funds. Each Board is currently composed of ten Board Members, eight of whom are Independent Board Members. If the nominees are elected at the First Meeting, each Board will be composed of thirteen Board Members, eleven of whom will be Independent Board Members. Each Board meets in person at regularly scheduled meetings [four] times throughout the year and may meet in person or by telephone at special meetings or on an informal basis at other times. The number of meetings held by each Board during each Registrant's most recently completed fiscal year is set forth in Appendix B. As described above, each Board has established four standing committees—Audit, Nominating and Governance, Investment, and Compliance—and may establish ad hoc committees or working groups from time to time to assist in fulfilling its oversight responsibilities. The Independent Board Members have also engaged independent legal counsel to assist them in fulfilling their responsibilities.

Each Board is chaired by an Independent Board Member. As Chair, this Independent Board Member leads the Board in its activities. Also, the Chair acts as a member or as an ex-officio member of each standing committee and any ad hoc committee of the Board. The Board Members have determined that the Board's leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between each Registrant, on the one hand, and the Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.

Each Board has concluded that, based on each Board Member's and each new nominee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members, each Board Member and each new nominee should serve as a Board Member. Among other attributes common to all Board Members and each new nominee are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to each Registrant, and to exercise reasonable business judgment in the performance of their duties as Board Members. In addition, the Board has taken into account the actual service and commitment of the Board Members during their tenure in concluding that each should continue to serve. A Board Member's ability to perform his or her duties effectively may have been attained through a Board Member's educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of each Registrant, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences or a combination of the foregoing. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board Member and each new nominee that led the Board to conclude that he or she should serve as a Board Member.

Ellen S. Alberding. Ms. Alberding joined the Board of each Registrant and other funds in the Fund Complex in 2013. Ms. Alberding has over 30 years of experience in the non-profit sector, including over 20 years as the president of a charitable foundation, where she oversees multiple investment managers. Ms. Alberding also served as a Trustee of the Aon Funds from 2000 to 2003.

Kevin J. Bannon. Mr. Bannon joined the Board of each Registrant and other funds in the Fund Complex in 2008. Mr. Bannon has held senior executive positions in the financial services industry, including serving as a senior executive of asset management firms, for over 25 years.

Linda W. Bynoe. Ms. Bynoe has been a Board Member of each Registrant and other funds in the Fund Complex since 2005, having served on the boards of other mutual fund complexes since 1993. She has worked in the financial services industry over 20 years, has over 30 years of experience as a management consultant and serves as a Director of financial services and other complex global corporations.

Teresa H. Clarke. Ms. Clarke has extensive experience in investment banking, corporate governance and strategic advisory matters. She formerly served as a Managing Director in the Investment Banking Division of Goldman Sachs & Co., where she advised on corporate finance, mergers and acquisitions, capital restructuring and other strategic matters. Ms. Clarke currently serves as a director of Arthur J. Gallagher & Co. and American Tower Corporation and has experience serving on audit, risk and nominating and corporate governance committees.

Barry H. Evans. Mr. Evans joined the Board of each Registrant and other funds in the Fund Complex in 2017. Mr. Evans has held senior executive positions and various portfolio manager roles in an asset management firm for 30 years.

Keith F. Hartstein. Mr. Hartstein joined the Board of each Registrant and other funds in the Fund Complex in 2013. Mr. Hartstein has worked in the asset management industry for 30 years and served as a senior executive in an asset management firm.

Laurie Simon Hodrick. Ms. Hodrick joined the Board of each Registrant and other funds in the Fund Complex in 2017. Ms. Hodrick brings more than 30 years of experience in finance as an academic, investment professional, consultant, and corporate director. Ms. Hodrick is the A. Barton Hepburn Professor Emerita of Economics at Columbia Business School and a Visiting Fellow at the Hoover Institution at Stanford University. She formerly served as Global Head of Alternative Investment Strategies at Deutsche Bank and as a Visiting Professor of Law at Stanford Law School. Ms. Hodrick currently serves as an independent director of Roku and previously served as a director of companies in the financial services, information technology, and global talent sectors, including Corporate Capital Trust, a publicly-traded business development company, and Merrill Lynch Investment Managers.

Brian K. Reid. Mr. Reid joined the Board of each Registrant and the other funds in the Fund Complex in 2018. Mr. Reid has more than 30 years of experience in economics and related fields, including serving as Chief Economist for the Investment Company Institute ("ICI") for 13 years.

Grace C. Torres. Ms. Torres joined the Board of each Registrant and other funds in the Fund Complex in 2014. Ms. Torres formerly served as Treasurer and Principal Financial and Accounting Officer for each Registrant and other funds in the Fund Complex for 16 years and held senior positions with the Manager from 1999 to 2014. In addition, Ms. Torres is a certified public accountant ("CPA").

Leonardo M. Zerilli. Mr. Zerilli has nearly 30 years of experience in global wealth and investment management, including senior executive responsibility in regulated asset management and advisory businesses. He formerly served as President and Chief Executive Officer of Manulife Investment Management Limited in Canada, Head of Wealth Management in Canada and the United States, Chief Investment Officer of the John Hancock Group of Funds and Head of Investment Product in the United States and globally. Mr. Zerilli has served as chair and a director of the Manulife John Hancock investment funds in the United States, Canada, Europe and offshore jurisdictions, including service as an audit committee chair and on investment, risk and compliance committees.

Freda Lam Zietlow. Ms. Zietlow has more than 25 years of experience in asset and wealth management, capital markets, banking and real estate. She formerly served as Managing Director and Senior Portfolio Manager at Fiduciary Trust International, founded Peridot Capital Partners LLC and served as Director of Portfolio Management at Bingham Osborn & Scarborough. Ms. Zietlow currently serves as a director and Audit Committee Chair of Bank of the Orient and as Vice Chair and a member of the Investment Committee of Myriad USA, and she previously served on other nonprofit boards. She is a CFA charterholder and NACD Directorship Certified.

Stuart S. Parker. Mr. Parker, who has served as an Interested Board Member and President of each Registrant and the other funds in the Fund Complex since 2012, is President, Chief Executive Officer and Officer in Charge of PGIM Investments and several of its affiliates that provide services to each Registrant and has held senior positions in PGIM Investments since 2005.

Scott E. Benjamin. Mr. Benjamin, an Interested Board Member of each Registrant and other funds in the Fund Complex since 2010, serves as Executive Vice President of each Registrant and other funds in the Fund Complex and has held senior positions in PGIM Investments since 2003.

Specific details about each Board Member's and each new nominee's professional experience appear in the professional biography tables, above.

Risk Oversight. The operation of a registered investment company, including its investment activities, generally involves a variety of risks. As part of its oversight of the Registrants, each Board oversees risk through various regular Board and committee activities. Each Board, directly or through its committees, reviews reports from, among others, PGIM Investments, the subadvisers, each Registrant's Compliance Officer, each Registrant's independent registered public accounting firm, independent outside legal counsel, and internal auditors of PGIM Investments or its affiliates, as appropriate, regarding risks faced by each Registrant and the risk management programs of PGIM Investments and certain service providers. The actual day-to-day risk management with respect to each Registrant resides with PGIM Investments and other service providers to each Registrant. Although the risk management policies of PGIM Investments and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect each Registrant can be identified, eliminated or mitigated, and some risks simply may not be anticipated or may be beyond the control of each Board or PGIM Investments, its affiliates or other service providers.

As of July 31, 2026 and during the past five fiscal years of each Registrant, none of the Independent Board Members or any member of his/her immediate family owned beneficially or of record any securities in an investment adviser or principal underwriter of each Registrant or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager or subadvisers.

Selection of Board Member Nominees. The Nominating and Governance Committee is responsible for considering nominees for election as Board Members and recommending individuals to the Board for nomination. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board Members and by executive search firms the committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and Board Members and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a person for nomination for election as a Board Member should submit his or her recommendation in writing to the Chair of the Board or the Chair of the Nominating and Governance Committee, in either case in care of each Registrant, at 655 Broad Street, 6th Floor, Newark, New Jersey 07102. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an "interested person" of the Registrant as defined in the 1940 Act; any other information that the Registrant would be required to include in a proxy statement concerning the person if he or she were nominated; and the name and address of the person submitting the recommendation, together with the number of shares of each Fund of the Registrant held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Manager) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Registrant's outside legal counsel may cause a person to be deemed an "interested person." Before the Nominating and Governance Committee decides to recommend that the Board nominate an individual to the Board, committee members and other Board Members customarily interview the individual in person. In addition, the individual is customarily asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Board Member and Officer Compensation. Except for PGIM ETF Trust, each Registrant pays each Independent Board Member annual compensation in addition to certain out-of-pocket expenses. Independent Board Members who serve on Board committees may receive additional compensation. The amount of annual compensation paid to each Independent Board Member may change as a result of additional Registrants on whose Boards the Board Member may be asked to serve. For PGIM ETF Trust, the Manager pays each Independent Board Member's compensation out of the unitary management fee.

Independent Board Members may not defer receipt of their fees.

Appendix C sets forth the aggregate compensation paid by each Registrant for each Registrant's most recently completed fiscal year and by the Fund Complex for the calendar year ended December 31, 2025 to each of the Independent Board Member Nominees for his/her services. Aggregate compensation numbers shown are for the calendar year ended December 31, 2025, the last full calendar year for which aggregate compensation numbers are available. Board Members and officers who are "interested persons" of each Registrant (as defined in the 1940 Act) do not receive compensation from funds managed by the Manager and therefore are not shown in Appendix C.

Certain Relationships and Related Transactions. Each Registrant has entered into an investment management agreement on behalf of each Fund with PGIM Investments. According to the terms of the applicable agreement, PGIM Investments provides portfolio management services to each Fund in consideration for fees based on each Fund's daily average net assets. For more information, see the section titled "Investment Manager and Subadvisers."

Required Vote. The nominees receiving the affirmative vote of a plurality, in the case of each Registrant other than Prudential Investment Portfolios 4 ("PIP 4"), Prudential Investment Portfolios 6 ("PIP 6"), Prudential Investment Portfolios 7 ("PIP 7") and Prudential Government Money Market Fund, Inc., of the votes cast at the First Meeting will be elected, provided a quorum is present. With respect to Prudential Government Money Market Fund, Inc., the nominees receiving the affirmative vote of a majority of the votes cast at the First Meeting will be elected, provided a quorum is present. With respect to PIP 4, the nominees receiving the affirmative vote of a majority of the shares present at the First Meeting will be elected, provided a quorum is present. With respect to PIP 6 and PIP 7, the nominees receiving the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the First Meeting will be elected, provided a quorum is present.

Beneficial Ownership. As of September 30, 2026, each Board Member beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Exchange Act) shares of each Fund and of all funds in the Fund Complex having values within the indicated dollar ranges, set forth in Appendix D.

Teresa H. Clarke, Leonardo M. Zerilli, and Freda Lam Zietlow, who are not currently Board Members of the Registrants, did not beneficially own shares of any Fund as of September 30, 2026.

To the knowledge of the Manager, as of September 30, 2026, no current Board Member owns 1% or more of the outstanding shares of each class of each Fund, and the officers and Board Members own, as a group, less than 1% of the shares of each class of each Fund.

Board Recommendation

The Board of each Registrant unanimously recommends that shareholders of each Fund vote "For" the nominees.

PROPOSAL NO. 2

TO APPROVE A POLICY TO PERMIT PGIM INVESTMENTS TO ENTER INTO OR MATERIALLY AMEND SUBADVISORY AGREEMENTS WITH WHOLLY OWNED SUBADVISERS WITHOUT SHAREHOLDER APPROVAL

THIS PROPOSAL APPLIES ONLY TO PGIM JENNISON FOCUSED GROWTH FUND
(THE "PROPOSAL 2 FUND")

The Board of Prudential Investment Portfolios 3 on behalf of the Proposal 2 Fund, including all of the Independent Board Members, has approved, and recommends that shareholders of the Proposal 2 Fund approve, a policy that would permit the Manager to enter into or make material amendments to subadvisory agreements with certain affiliated subadvisers with respect to the Proposal 2 Fund, with prior Board approval but without obtaining shareholder approval (such policy, the "Modified Manager-of-Managers Policy"). Specifically, the Modified Manager-of-Managers Policy would apply to subadvisory agreements with those affiliated subadvisers that are direct or indirect "wholly-owned subsidiaries" (as that term is defined in the 1940 Act) of (1) the Manager, or (2) a sister company of the Manager (that is, a company that is a direct or indirect "wholly-owned subsidiary" of the same company that directly or indirectly owns the Manager). Such subadvisers are referred to herein as "Wholly-Owned Subadvisers."

Shareholders of the Proposal 2 Fund have previously approved the Proposal 2 Fund's operation under a "manager-of-managers" structure pursuant to an existing exemptive order from the SEC. Shareholder approval of the current "manager-of-managers" structure was received in 2003. The existing exemptive order permits the Manager to enter into or materially amend agreements with subadvisers that are not "affiliated persons" (as defined in the 1940 Act) of the Manager, other than by reason of serving as a subadviser to a fund managed by the Manager ("Non-Affiliated Subadvisers"), with prior Board approval but without obtaining shareholder approval (such relief, the "Existing Relief").

In 2014, the Manager and certain funds managed by the Manager (the "Selected Funds") received an exemptive order which expanded the relief to apply to Wholly-Owned Subadvisers as well as Non-Affiliated Subadvisers (the "2014 Relief"). Under the 2014 Relief, shareholder approval is required for the Manager to enter into and make material amendments to subadvisory agreements with affiliated subadvisers that are not "wholly-owned subsidiaries" (as that term is defined in the 1940 Act) of the Manager or a sister company of the Manager. Pursuant to the conditions in the 2014 Relief, shareholders of each fund must approve the Modified Manager-of-Managers Policy before such fund can be permitted to rely on the 2014 Relief. Since 2014, the Selected Funds have operated pursuant to the 2014 Relief.

Why Shareholder Approval Is Being Sought

Section 15(a) of the 1940 Act makes it unlawful for any person to act as investment adviser to an investment company, except pursuant to a written contract that has been approved by shareholders. For purposes of Section 15(a), the term "investment adviser" includes any subadviser to an investment company. Section 15(a) also requires that an investment advisory agreement provide that it will terminate automatically upon its assignment. In addition, in the absence of exemptive relief, under Section 15(a), an investment adviser to an investment company generally cannot enter into or materially amend a subadvisory agreement without first obtaining shareholder approval.

The 1940 Act does not require shareholder approval for the termination of a subadvisory agreement if such termination is approved by a fund's board of directors/trustees, including its independent directors/trustees, although shareholders of the fund may terminate a subadvisory agreement at any time by a vote of a majority of its outstanding voting securities, as defined in the 1940 Act.

In conformity with Section 15 of the 1940 Act, the Proposal 2 Fund is currently required to obtain shareholder approval of subadvisory agreements with any subadviser that is affiliated with the Manager. As noted above, the Proposal 2 Fund currently is operating under the Existing Relief, which permits it to enter into and amend, with prior Board approval but without shareholder approval, subadvisory agreements with Non-Affiliated Subadvisers. The Existing Relief does not apply to subadvisory agreements with Wholly-Owned Subadvisers, and as a result, the Proposal 2 Fund is currently required to obtain shareholder approval of any new subadvisory agreement with Wholly-Owned Subadvisers, as well as with affiliated subadvisers that are not Wholly-Owned Subadvisers.

Shareholders are now being asked to approve the Modified Manager-of-Managers Policy so that the Proposal 2 Fund may be permitted to rely on the 2014 Relief, under which the Manager would be permitted to select and manage both Non-Affiliated Subadvisers and Wholly-Owned Subadvisers pursuant to similar conditions provided in the Existing Relief. If shareholders approve the Modified Manager-of-Managers Policy, the Manager will no longer be required to obtain shareholder approval of subadvisory agreements with Wholly-Owned Subadvisers or material amendments thereto.

The kinds of changes to agreements with Wholly-Owned Subadvisers that could be effected without further shareholder approval pursuant to the Modified Manager-of-Managers Policy include: (1) reallocating the Proposal 2 Fund's assets among existing subadvisers to the extent such reallocation constitutes a material amendment to a subadvisory agreement; (2) allocating a portion of the Proposal 2 Fund's assets to one or more additional subadvisers; (3) continuing a subadvisory agreement where a change in control of the subadviser otherwise automatically causes that agreement to terminate; and (4) replacing an existing subadviser with a new subadviser when the Manager and the Board determine that the new subadviser's investment philosophy and style, past performance, security selection experience and preferences, personnel, facilities, financial strength, quality of service, and client communication are more consistent with the best interests of the Proposal 2 Fund and its shareholders. Currently, under the Existing Relief, these kinds of changes can be effected without shareholder approval only to agreements with Non-Affiliated Subadvisers.

The 2014 Relief has benefited shareholders of the Selected Funds (including other series of the same Registrant in some cases) and would similarly benefit shareholders of the Proposal 2 Fund. The Manager believes that the Modified Manager-of-Managers Policy is in the best interests of the Proposal 2 Fund's shareholders because it will provide the Manager and the Board with maximum flexibility to select, supervise and evaluate Wholly-Owned Subadvisers without incurring the expense and potential delay of seeking specific shareholder approval, permitting the Proposal 2 Fund to more quickly and efficiently respond to changes in market conditions and other factors. Currently, to appoint a new Wholly-Owned Subadviser or to materially amend a subadvisory agreement with a Wholly-Owned Subadviser, the Proposal 2 Fund must call and hold a meeting of its shareholders, create and distribute proxy materials and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow, and costly. Under the 2014 Relief, the Manager and the Board would be able to act more quickly and with less expense to appoint a Wholly-Owned Subadviser or materially amend an agreement with a Wholly-Owned Subadviser.

Shareholder approval of the Modified Manager-of-Managers Policy will not result in an increase or decrease in the total amount of investment management fees paid by the Proposal 2 Fund to the Manager. Subadvisory fees are paid directly by the Manager to the subadvisers out of the investment management fees it receives from the Proposal 2 Fund, and not by the Proposal 2 Fund. When engaging subadvisers and entering into subadvisory agreements, the Manager negotiates and will continue to negotiate fees with subadvisers. The fees paid by the Proposal 2 Fund to the Manager and the fees paid by the Manager to each subadviser are considered by the Board when approving and renewing the investment management and subadvisory agreements with respect to the Proposal 2 Fund. Any increase in the investment management fee paid to the Manager by the Proposal 2 Fund would continue to require shareholder approval.

Under the terms of the 2014 Relief, the Manager and the Proposal 2 Fund would continue to be subject to several conditions imposed by the SEC that are currently applicable under the Existing Relief. The Proposal 2 Fund would continue to be required to obtain shareholder approval to enter into or materially modify a subadvisory agreement with any subadviser other than a Wholly-Owned Subadviser or a Non-Affiliated Subadviser (i.e., any affiliated subadviser that is not a "wholly-owned subsidiary" as defined by the 1940 Act). In addition, under the conditions of the 2014 Relief, as is the case with the Existing Relief, within 90 days of entering into a new subadvisory arrangement, shareholders would continue to be provided with an information statement that contains information about the subadviser and subadvisory agreement.

In order to rely on the 2014 Relief, as with the Existing Relief, a majority of the Board must consist of Independent Board Members and the nomination of new or additional Independent Board Members must be at the discretion of the then-existing Independent Board Members. The prospectuses of the Funds relying on the 2014 Relief must prominently discuss the Modified Manager-of-Managers Policy, including the fact that the Manager has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisers and recommend their hiring, termination and replacement. The Manager will continue to review each subadviser's performance on an ongoing basis and be responsible for communicating performance expectations and evaluations to subadvisers and for recommending to the Board whether a subadviser's contract should be renewed, modified or terminated.

Effect of Approval or Non-Approval. If the Modified Manager-of-Managers Policy is not approved by shareholders of the Proposal 2 Fund, it will not be implemented for the Proposal 2 Fund, and the Proposal 2 Fund will continue to operate under the currently existing manager-of-managers structure, which requires shareholder approval to enter into or materially amend subadvisory agreements with subadvisers that are not Non-Affiliated Subadvisers, including Wholly-Owned Subadvisers, unless otherwise permitted under the 1940 Act.

Required Vote. Approval of Proposal No. 2 requires the affirmative vote of a majority of the outstanding voting securities of the Proposal 2 Fund, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Proposal 2 Fund's outstanding voting securities is the lesser of (i) 67% of the Proposal 2 Fund's outstanding voting securities represented at a meeting at which more than 50% of the Proposal 2 Fund's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Proposal 2 Fund's outstanding voting securities.

Board Recommendation

The Board of Prudential Investment Portfolios 3 unanimously recommends that shareholders of the Proposal 2 Fund vote "For" approval of the Modified Manager-of-Managers Policy.

PROPOSAL NO. 3

TO APPROVE CHANGES TO CERTAIN FUNDAMENTAL INVESTMENT POLICIES

THIS PROPOSAL APPLIES ONLY TO PGIM JENNISON FOCUSED GROWTH FUND (THE "PROPOSAL 3 FUND")

The Board of Prudential Investment Portfolios 3 on behalf of the Proposal 4 Fund, including all of the Independent Board Members, has approved, and recommends that shareholders of the Proposal 3 Fund approve, changes to the Proposal 3 Fund's fundamental investment policies concerning underwriting, real estate, and commodities, as described below. The proposed policies are intended to modernize and standardize these restrictions, provide the Proposal 3 Fund with flexibility to operate within the limits of the 1940 Act, and accommodate future changes in applicable law and regulatory interpretations without requiring additional shareholder meetings. The proposed changes would not, by themselves, alter the Proposal 3 Fund's investment objective or principal investment strategies, require the Proposal 3 Fund to engage in any particular investment practice, or authorize any investment that would be inconsistent with the Proposal 3 Fund's prospectus or other applicable investment policies. For purposes of this Proposal No. 3, "Securities Act" means the Securities Act of 1933, as amended.

The 1940 Act requires a registered investment company to disclose certain investment policies and prohibits a fund from changing a policy designated as fundamental without the approval of a majority of its outstanding voting securities, as defined in the 1940 Act. Because the policies described in this Proposal No. 3 are fundamental, shareholders of the Proposal 3 Fund must approve any proposed change applicable to the Proposal 3 Fund.

Interpretation of the Proposed Policies. Solely for purposes of interpreting the proposed fundamental policies set forth in Proposal Nos. 3(a), 3(b), and 3(c), references to the "1940 Act" include the 1940 Act and the rules and regulations promulgated thereunder, as each may be amended from time to time, and any applicable exemptive order, SEC release, no-action letter, or similar relief or interpretation (collectively, the "1940 Act Laws, Interpretations and Exemptions").

PROPOSAL NO. 3(A)—UNDERWRITING

The current fundamental underwriting policy applicable to the Proposal 3 Fund is:

•  The [Fund] may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. [The] Fund may purchase restricted securities without limit.

The proposed standardized fundamental underwriting policy is:

•  The Fund may engage in the business of underwriting the securities of other issuers to the extent not prohibited by the 1940 Act.

The proposed policy is broader and more flexible than the existing policy because it ties the limitation directly to the 1940 Act rather than stating specific exceptions in the policy itself. The 1940 Act does not generally prohibit a fund from engaging in underwriting activities, but limits underwriting commitments under certain circumstances. In addition, a fund may be considered an underwriter under the Securities Act in connection with the acquisition or disposition of portfolio securities. The proposed policy would be interpreted not to prevent the Proposal 3 Fund from engaging in such portfolio transactions. Approval of the proposed policy is not expected to cause the Proposal 3 Fund to engage in the business of underwriting securities as a principal investment strategy.

PROPOSAL NO. 3(B)—REAL ESTATE

The current fundamental real estate policy applicable to the Proposal 3 Fund is:

•  The Fund may not buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations, or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

The proposed standardized fundamental real estate policy is:

•  The Fund may purchase or sell real estate to the extent not prohibited by the 1940 Act.

The proposed policy would provide greater flexibility than the current policy by permitting real estate transactions to the extent not prohibited by the 1940 Act. Although the 1940 Act does not generally prohibit a fund from owning real estate, the Proposal 3 Fund remains subject to other applicable requirements, including limitations relating to illiquid investments, and to the investment strategies and risks disclosed in its prospectus. The proposed policy would continue to permit investments in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments secured by real estate or interests therein, mortgage-related instruments, and real estate investment trust securities consistent with the Proposal 3 Fund's investment objective and strategies. Approval of the proposed policy is not expected to cause the Proposal 3 Fund to purchase or sell real estate as a principal investment strategy.

PROPOSAL NO. 3(C)—COMMODITIES

The current fundamental commodities policy applicable to the Proposal 3 Fund is:

•  The Fund may not buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

The proposed standardized fundamental commodities policy is:

•  The Fund may purchase or sell commodities or contracts related to commodities to the extent not prohibited by the 1940 Act.

The proposed policy would provide greater flexibility than the current policy by permitting investments in physical and financial commodities and contracts related to commodities to the extent not prohibited by the 1940 Act. The policy would be interpreted to permit investments in pooled investment vehicles, including exchange-traded funds, that invest in physical or financial commodities, as well as derivatives and other instruments that provide commodity exposure. The Proposal 3 Fund would remain subject to its disclosed investment objective, principal investment strategies and risks, and other applicable legal and regulatory requirements. Approval of the proposed policy is not expected, by itself, to change the manner in which the Proposal 3 Fund is currently managed.

Effect of Approval or Non-Approval. Each proposed fundamental policy will be implemented for the Proposal 3 Fund only if that policy is approved by shareholders of the Proposal 3 Fund. Approval or non-approval of one proposed policy is not conditioned on approval or non-approval of any other proposed policy (including any other sub-proposal). If shareholders of the Proposal 3 Fund do not approve a particular proposed policy, the Proposal 3 Fund's existing fundamental policy with respect to that matter will remain in effect.

Required Vote. Approval of each sub-proposal requires the affirmative vote of a majority of the outstanding voting securities of the Proposal 3 Fund, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Proposal 3 Fund's outstanding voting securities is the lesser of (i) 67% of the Proposal 3 Fund's outstanding voting securities represented at a meeting at which more than 50% of the Proposal 3 Fund's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Proposal 3 Fund's outstanding voting securities.

Board Recommendation

The Board of Prudential Investment Portfolios 3 unanimously recommends that shareholders of the Proposal 3 Fund vote "For" each of Proposal Nos. 3(a), 3(b), and 3(c).

VOTING INFORMATION

As set forth in the table below, the presence, in person or by proxy, of the indicated shares of a Registrant outstanding and entitled to vote will constitute a quorum for the transaction of business at a Meeting of that Registrant. The quorum requirement for a Fund is the same as that listed for the applicable Registrant. A quorum must be separately present at the First Meeting and the Second Meeting, and each Meeting may be adjourned independently of the other.

Registrant	Quorum	Registrant	Quorum
PGIM ETF Trust	One-Third	Prudential Investment Portfolios 16	40%
The Prudential Investment Portfolios, Inc.	Majority	Prudential Investment Portfolios, Inc. 17	One-Third
Prudential Investment Portfolios 2	40%	Prudential Investment Portfolios 18	One-Third
Prudential Investment Portfolios 3	40%	Prudential Government Money Market Fund, Inc.	Majority
Prudential Investment Portfolios 4	One-Third	Prudential National Muni Fund, Inc.	One-Third
Prudential Investment Portfolios 5	40%	Prudential Jennison Blend Fund, Inc.	One-Third
Prudential Investment Portfolios 6	One-Third	Prudential Jennison Mid-Cap Growth Fund, Inc.	One-Third
Prudential Investment Portfolios 7	Majority	Prudential Jennison Small Company Fund, Inc.	One-Third
Prudential Investment Portfolios 8	40%	Prudential World Fund, Inc.	Majority
Prudential Investment Portfolios 9	40%	Prudential Jennison Natural Resources Fund, Inc.	Majority
Prudential Investment Portfolios, Inc. 10	Majority	Prudential Global Total Return Fund, Inc.	One-Third
Prudential Investment Portfolios 12	40%	Prudential Sector Funds, Inc.	Majority
Prudential Investment Portfolios, Inc. 14	One-Third	Prudential Short-Term Corporate Bond Fund, Inc.	One-Third
Prudential Investment Portfolios, Inc. 15	One-Third	The Target Portfolio Trust	One-Third

For all Registrants except PGIM ETF Trust and each Registrant that is a Maryland corporation listed in Appendix A, if a quorum is not present at a Meeting, or if a quorum is present at that Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of that Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares present and entitled to vote at that Meeting for the particular Registrant in person or by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares other than those shares as to which they have been directed to vote against a proposal, in which case, such shares will be voted AGAINST the proposed adjournment with respect to a proposal.

For PGIM ETF Trust and each Registrant that is a Maryland corporation listed in Appendix A, if a quorum is not present at a Meeting, or if a quorum is present at that Meeting but sufficient votes to approve a proposal are not received, the chairman of that Meeting may adjourn that Meeting one or more times, as to one or more proposals and regardless of whether action has been taken on other matters, to permit further solicitation of proxies. No shareholder vote is required for any adjournment of a Meeting.

If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the shares represented thereby, with respect to matters to be determined by votes cast on such matters, will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, not being cast, will have no effect on the outcome of such matters. With respect to matters requiring the affirmative vote of a specified percentage of the total shares outstanding or present at the Meeting, an abstention or broker non-vote will be considered present for purposes of determining a quorum but will have the effect of a vote against such matters. Accordingly, for each Registrant (other than PIP 4, PIP 6 and PIP 7) for which the required vote is a plurality or majority of the votes cast, abstentions and broker non-votes will have no effect on Proposal No. 1. For PIP 4, PIP 6 and PIP 7, abstentions and broker non-votes will have the effect of a vote against each nominee. Abstentions and broker non-votes will also have the effect of a vote against Proposals No. 2 and No. 3, each of which requires approval of a majority of the outstanding voting securities of PGIM Jennison Focused Growth Fund under the 1940 Act, and against adjournment (other than for Registrants whose governing documents permit the chair to adjourn the Meeting).

PGIM Jennison Focused Growth Fund does not expect to receive any broker non-votes at the Second Meeting, and shares for which no voting instructions are received will not be counted as present for purposes of determining whether a quorum is present at the Second Meeting.

The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your shares will be voted FOR the nominees named herein for the Board to which the proxy card relates and FOR the remaining proposals described in this proxy statement and referenced on the proxy card. If any nominee for a Registrant's Board should withdraw or otherwise become unavailable for election, your shares will be voted in favor of such other nominee or nominees as the Board may determine in accordance with each Registrant's applicable governing document.

You may revoke any proxy card by giving another proxy or by letter or alternative means authorized by the Board revoking the initial proxy. To be effective, your revocation must be received by the Registrant prior to the related Meeting and must indicate your name and account number. In addition, if you attend a Meeting in person, you may, if you wish, vote by ballot at that Meeting, thereby canceling any proxy previously given.

The proposal to elect Board Members does not require separate voting by individual Funds of a Registrant or by separate classes of a Fund. Shareholders of each Registrant vote together on the proposal to elect Board Members for that Registrant. With respect to each of the other proposals, voting is conducted separately for PGIM Jennison Focused Growth Fund.

Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote, with respect to each matter to be voted upon by the shareholders of that Registrant or Fund. Information about the vote necessary with respect to each proposal is discussed above. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholder. We have been advised that Internet voting procedures that have been made available to you are consistent with the requirements of law.

OTHER MATTERS

Each Registrant's Board knows of no other matters that are intended to be brought before the Meetings, but should any other matter requiring a vote of shareholders properly arise, to the extent permitted by the applicable Registrant's governing documents and applicable law, the proxies will vote according to their best judgment in the interest of each Fund, respectively.

MORE INFORMATION ABOUT THE MEETINGS

Shareholders. Appendix F includes the shares outstanding for each Fund as of the Record Date. Shares have no preemptive or subscription rights. Appendix G lists the persons that, as of September 30, 2026, owned beneficially or of record 5% or more of the outstanding shares of any class of each Fund.

To each Registrant's knowledge, no change in control of that Registrant has occurred since the beginning of its last fiscal year.

How Proxies Will Be Voted. All proxies solicited by the Boards that are properly executed and received prior to the applicable Meeting, and that are not revoked, will be voted at the applicable Meeting. Shares represented by those proxies will be voted as indicated on the proxy card or in accordance with the voting instructions received online or by telephone, or in the discretion of the proxyholders on any other matter that may properly come before the applicable Meeting.

How to Vote. Complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. Alternatively, call the toll-free number on the proxy card or access the Internet address on the proxy card.

Expenses. The costs of solicitation of shareholder proxies, including printing, postage, voting tabulation and other proxy-related expenses, with respect to Proposal No. 1 will be borne by the Funds. The costs associated with the inclusion of Proposal No. 2 and Proposal No. 3 in the proxy statement will be borne by the Manager. Direct costs that can be reasonably attributed to one or more specific Funds will be borne by each specific Fund; costs that cannot reasonably be attributed to one or more specific Funds will be allocated equally among the Funds. The applicable Registrant may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the applicable Registrants. In order to obtain the necessary quorum at the Meetings, additional solicitation may be made by mail, telephone, facsimile, electronic transmission, or personal interview by representatives of the applicable Registrants, the Manager, each applicable Registrant's transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the applicable Registrants to assist in proxy solicitations. [It is estimated that the total costs and expenses to be borne by the Funds will be approximately [$8.1] million. The Manager is expected to bear approximately [$100,000] in costs and expenses associated with Proposal Nos. 2 and 3, including solicitation and other variable costs.]

Householding. The Registrants reduce the number of duplicate shareholder reports and proxy statements your household receives by sending only one copy of those documents to those addresses shared by two or more accounts. Call [1-800-225-1852] or write to the applicable Registrant at the address on page one of this proxy statement to request individual copies of shareholder reports and proxy statements, or to request a single copy of shareholder reports and proxy statements if your household is receiving duplicate copies. The applicable Registrant will begin sending your household single or multiple copies, as you request, as soon as practicable after receiving the request.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of each Registrant selected PricewaterhouseCoopers LLP ("PwC"), 300 Madison Avenue, New York, NY 10017, as the independent registered public accounting firm to audit the books and records of that Registrant for its current fiscal year.

A representative of PwC is not expected to be present at the Meetings but will be available by telephone, will have an opportunity to make a statement if the representative so desires, and is expected to be available to respond to appropriate questions.

AUDIT AND RELATED FEES

The fees paid to PwC for professional audit services during each Registrant's two most recent fiscal years, amounts billed for other services rendered by PwC to each Registrant, and the aggregate non-audit fees billed by PwC for services rendered to each Registrant, the Manager, and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to each Registrant for the two most recently completed fiscal years, are described in Appendix E.

Audit Committee Pre-Approval Policies and Procedures. The charter of the Audit Committee of each Registrant provides that the committee shall pre-approve the engagement of the Registrant's independent accountant to provide audit and non-audit services to the Registrant and non-audit services to PGIM Investments or any entity controlling, controlled by or under common control with PGIM Investments that provides ongoing services to the Registrant if the engagement relates directly to the operations or financial reporting of the Registrant, including the fees and other compensation to be paid to the independent accountant, subject to any exceptions permitted under the pre-approval policies and procedures established by the committee and applicable rules of the SEC regarding auditor independence. Under the charter, to the extent permitted by the Registrant's Articles of Incorporation or Declaration of Trust and bylaws, the committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members, in accordance with pre-approval policies and procedures developed by the committee. Any decisions of the subcommittee to grant pre-approvals must be presented to the full committee at its next regularly scheduled meeting. Pre-approval of the audit required by the Exchange Act may not be delegated.

INVESTMENT MANAGER AND SUBADVISERS

INVESTMENT MANAGER.

•  PGIM Investments LLC serves as investment manager to each Fund. PGIM Investments' principal address is 655 Broad Street, Newark, New Jersey 07102. PGIM Investments and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ("Prudential"). Each Board, in addition to overseeing the actions of the Manager and the subadvisers, decides upon matters of general policy relating to its Funds.

SUBADVISERS.

In this proxy statement, "Subadvisers" means the entities identified below that provide subadvisory services to one or more Funds. A schedule of each Registrant, each Fund, and the corresponding Subadviser(s) is set forth in Appendix A.

•  PGIM is the principal asset management business of Prudential Financial, Inc., which includes PGIM, Inc. and its global subsidiaries and affiliates. PGIM offers clients deep expertise across public and private asset classes, delivering a diverse range of investment strategies and tailored solutions to institutional and retail clients.

•  PGIM Credit is the public and private fixed income investment group of PGIM, Inc. PGIM, Inc. and where applicable, PGIM Limited, provide subadvisory services to a Fund through PGIM Credit. In 2025, PGIM Fixed Income and PGIM Private Credit (formerly known as PGIM Private Capital) were combined to form PGIM Credit.

•  PGIM, Inc. is an indirect, wholly-owned subsidiary of Prudential that was organized in 1984, with its principal offices at 655 Broad Street, Newark, New Jersey 07102. PGIM, Inc.'s predecessor entities began managing fixed income portfolios for affiliates in 1875 and for unaffiliated institutional clients in 1928.

•  PGIM Limited is an indirect wholly-owned subsidiary of PGIM, Inc. PGIM Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets.

•  PGIM Quantitative Solutions LLC ("PGIM Quantitative Solutions"), is a wholly-owned and independently-operated subsidiary of PGIM, Inc. The firm was founded in 1975 as the quantitative equity and multi-asset business of PGIM, Inc. PGIM Quantitative Solutions manages assets in quantitative equity and multi-asset strategies for a global client base of pension funds, endowments, foundations, sovereign wealth funds and subadvisory accounts. With offices in Newark, San Francisco* and London, PGIM Quantitative Solutions' primary address is 655 Broad Street, Newark, New Jersey 07102.

*  PGIM Quantitative Solutions does not conduct investment advisory activities from this location.

•  Jennison Associates LLC ("Jennison") is a wholly-owned subsidiary of PGIM, Inc. and an investment group of PGIM. Its address is 55 East 52nd Street, New York, New York 10055. Founded in 1969, Jennison is an investment adviser registered with the SEC and manages active fundamental equity and custom solutions portfolios in a range of styles, geographies and market capitalizations, and active fixed income portfolios. Jennison serves a global client base that includes institutional financial intermediaries, corporations, governmental entities, pension plans, foundations and endowments.

•  PGIM DC Solutions LLC ("PGIM DC Solutions"), is an SEC-registered investment adviser, a Delaware limited liability company, and an indirect wholly-owned subsidiary of Prudential Financial Inc. PGIM DC Solutions is the retirement solutions provider of PGIM, Inc. and aims to provide innovative defined contribution solutions founded on market-lending research and investment capabilities. The firm's primary address is 655 Broad Street, Newark, New Jersey 07102.

•  PGIM Real Estate is an investment group of PGIM, which in turn is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PGIM Real Estate's address is 655 Broad Street, 14th Floor, Newark, New Jersey 07102. PGIM Real Estate, comprised of fund management centers in the United States in Newark, New Jersey and Atlanta, Georgia, and globally in Luxembourg, Munich, London, Singapore and Mexico City, is supported by a network of local offices throughout the world. Its specialized operating units offer a broad range of real estate investment opportunities and investment management services in the United States, Europe, Asia and Latin America.

•  PGIM Fund Management Limited (formerly PGIM Real Estate (UK) Limited) is an indirect, wholly-owned subsidiary of PGIM, Inc. PGIM Fund Management Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM Fund Management Limited provides investment advisory services with respect to securities in certain foreign markets.]

PRINCIPAL UNDERWRITER

PRINCIPAL UNDERWRITER.

•  Prudential Investment Management Services LLC ("PIMS"), 655 Broad Street, Newark, New Jersey 07102, serves as the principal underwriter and distributor of each Fund's shares. PIMS is an indirect, wholly-owned subsidiary of Prudential.

TRANSFER AGENTS.

•  Prudential Mutual Fund Services LLC ("PMFS"), 655 Broad Street, Newark, New Jersey 07102, serves as transfer and dividend disbursing agent for certain Funds. PMFS is an affiliate of the Manager and provides customary transfer agency services, including shareholder communications, processing shareholder transactions, maintaining shareholder account records, paying dividends and distributions and related functions. For these services, PMFS receives compensation from the applicable Funds and is reimbursed for transfer-agent expenses, which include an annual fee and certain out-of-pocket expenses, including, but not limited to, postage, and stationery.

•  BNY, 240 Greenwich Street, New York, New York 10286, serves as the transfer and dividend disbursing agent of certain Funds. BNY provides customary transfer agency services to such Funds, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. The Manager is responsible for compensating BNY under the Transfer Agency and Service Agreement.

SHAREHOLDER COMMUNICATIONS

Shareholders are able to send communications to the applicable Registrant's Nominating and Governance Committee by mail addressed to the Secretary of the applicable Registrant at 655 Broad Street, Newark, New Jersey 07102. The Secretary will forward any communication received for the Nominating and Governance Committee directly to the committee. The Registrants do not have a formal policy with regard to Board Member attendance at shareholder meetings.

SHAREHOLDER PROPOSALS

The Registrants are not required to hold annual meetings of shareholders unless, for example, the election of Board Members is required to be acted on by shareholders under the 1940 Act, or as otherwise required by the 1940 Act or their governing instruments.

It is the present intention of the Board of each Registrant not to hold annual meetings of shareholders unless such shareholder action is required.

Any shareholder who wishes to submit a proposal to be considered at a Registrant's next meeting of shareholders should send the proposal to that Registrant at 655 Broad Street, Newark, New Jersey 07102, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting or be brought before such meeting without being included in the proxy statement, subject in each case, including with respect to any nomination, to compliance with any advance notice and other requirements of the applicable Registrant's governing documents, which may limit the business that may be considered at a special meeting to the business stated in the notice of meeting.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Registrant's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

By Order of the Board of each Registrant,

Andrew R. French
Secretary
October 30, 2026.

Appendix A

Registrant, Fund, and Subadviser(s)

Registrant	State	Fund Name	Subadviser(s)
PGIM ETF Trust	Delaware (DE)	PGIM AAA CLO Aggregate Duration ETF	PGIM Credit(3)
		PGIM AAA CLO ETF	PGIM Credit(3)
		PGIM Active Aggregate Bond ETF	PGIM Credit(1)
		PGIM Active High Yield Bond ETF	PGIM Credit(3)
		PGIM Corporate Bond 0-5 Year ETF	PGIM Credit(3)
		PGIM Corporate Bond 5-10 Year ETF	PGIM Credit(3)
		PGIM Corporate Bond 10+ Year ETF	PGIM Credit(3)
		PGIM Floating Rate Income ETF	PGIM Credit(3)
		PGIM Jennison Focused Growth ETF	Jennison
		PGIM Jennison Focused Mid-Cap ETF	Jennison
		PGIM Jennison Focused Value ETF	Jennison
		PGIM Jennison Focused International Equity ETF	Jennison
		PGIM Jennison International Core Equity ETF	Jennison
		PGIM Jennison U.S. Core Equity ETF	Jennison
		PGIM Jennison Small-Mid Cap Core Equity ETF	Jennison
		PGIM Municipal Income Opportunities ETF	PGIM Credit(3)
		PGIM Portfolio Ballast ETF	PGIM Quantitative Solutions
		PGIM Securitized Income ETF	PGIM Credit(3)
		PGIM Short Duration High Yield ETF	PGIM Credit(3)
		PGIM Short Duration Multi-Sector Bond ETF	PGIM Credit(3)
		PGIM Total Return Bond ETF	PGIM Credit(3)
		PGIM Ultra Short Bond ETF	PGIM Credit(1)
		PGIM Ultra Short Municipal Bond ETF	PGIM Credit(3)
Prudential Global Total Return Fund, Inc.	Maryland (MD)	PGIM Global Total Return Fund PGIM Global Total Return (USD Hedged) Fund	PGIM Credit(2) PGIM Credit(3)
Prudential Government Money Market Fund, Inc.	MD	PGIM Government Money Market Fund PGIM Core Government Money Market Fund	PGIM Credit(1) PGIM Credit(1)
The Prudential Investment Portfolios, Inc.	MD	PGIM Balanced Fund	PGIM Quantitative Solutions; PGIM Credit(3)
		PGIM Jennison Focused Value Fund	Jennison
		PGIM Jennison Growth Fund	Jennison
Prudential Investment Portfolios 2	DE	PGIM Core Ultra Short Bond Fund PGIM Institutional Money Market Fund	PGIM Credit(3) PGIM Credit(3)
		PGIM Core Conservative Bond Fund	PGIM Credit(3)
		PGIM Jennison Small-Cap Core Equity Fund	Jennison
		PGIM Quant Solutions Commodity Strategies Fund	PGIM Quantitative Solutions
		PGIM Quant Solutions Mid-Cap Index Fund	PGIM Quantitative Solutions
		PGIM TIPS Fund	PGIM Credit(1)
		PGIM Quant Solutions Emerging Markets Equity Fund	PGIM Quantitative Solutions
		PGIM Quant Solutions International Developed Markets Index Fund	PGIM Quantitative Solutions
Prudential Investment Portfolios 3	DE	PGIM Jennison Focused Growth Fund PGIM Quant Solutions Large-Cap Value Fund	Jennison PGIM Quantitative
Solutions
		PGIM Strategic Bond Fund	PGIM Credit(2)

Registrant	State	Fund Name	Subadviser(s)
Prudential Investment Portfolios 4	Massachusetts (MA)	PGIM Muni High Income Fund	PGIM Credit(1)
Prudential Investment Portfolios 5	DE	PGIM Jennison Diversified Growth Fund PGIM Jennison Rising Dividend Fund	Jennison Jennison
		PGIM Target Date 2020 Fund	PGIM DC Solutions
		PGIM Target Date 2025 Fund	PGIM DC Solutions
		PGIM Target Date 2030 Fund	PGIM DC Solutions
		PGIM Target Date 2035 Fund	PGIM DC Solutions
		PGIM Target Date 2040 Fund	PGIM DC Solutions
		PGIM Target Date 2045 Fund	PGIM DC Solutions
		PGIM Target Date 2050 Fund	PGIM DC Solutions
		PGIM Target Date 2055 Fund	PGIM DC Solutions
		PGIM Target Date 2060 Fund	PGIM DC Solutions
		PGIM Target Date 2065 Fund	PGIM DC Solutions
		PGIM Target Date 2070 Fund	PGIM DC Solutions
		PGIM Target Date Income Fund	PGIM DC Solutions
		PGIM 60/40 Allocation Fund	PGIM Quantitative Solutions
Prudential Investment Portfolios 6	MA	PGIM California Muni Income Fund	PGIM Credit(1)
Prudential Investment Portfolios 7	MA	PGIM Jennison Value Fund	Jennison
Prudential Investment Portfolios 8	DE	PGIM Quant Solutions Large-Cap Index Fund	PGIM Quantitative Solutions
		PGIM Securitized Credit Fund	PGIM Credit(3)
Prudential Investment Portfolios 9	DE	PGIM Absolute Return Bond Fund PGIM Quant Solutions Large-Cap Core Fund	PGIM Credit(2) PGIM Quantitative
Solutions
		PGIM Real Estate Income Fund	PGIM Real Estate; PGIM Fund Management Limited
		PGIM Select Real Estate Fund	PGIM Real Estate; PGIM Fund Management Limited
Prudential Investment Portfolios, Inc. 10	MD	PGIM Jennison Global Equity Income Fund PGIM Quant Solutions Mid-Cap Value Fund	Jennison PGIM Quantitative
Solutions
Prudential Investment	DE	PGIM Conservative Retirement Spending Fund	PGIM DC Solutions
Portfolios 12		PGIM Enhanced Retirement Spending Fund	PGIM DC Solutions
		PGIM Moderate Retirement Spending Fund	PGIM DC Solutions
		PGIM Short Duration Muni Fund	PGIM Credit(1)
		PGIM US Real Estate Fund	PGIM Real Estate; PGIM Fund Management Limited
		PGIM Global Real Estate Fund	PGIM Real Estate; PGIM Fund Management Limited
		PGIM Jennison Technology Fund	Jennison
Prudential Investment Portfolios, Inc. 14	MD	PGIM Floating Rate Income Fund PGIM Government Income Fund	PGIM Credit(3) PGIM Credit(1)
Prudential Investment Portfolios, Inc. 15	MD	PGIM High Yield Fund PGIM Short Duration High Yield Income Fund	PGIM Credit(3) PGIM Credit(2)

Registrant	State	Fund Name	Subadviser(s)
Prudential Investment Portfolios 16	DE	PGIM Income Builder Fund	PGIM Quantitative Solutions; Jennison
Prudential Investment Portfolios, Inc. 17	MD	PGIM Total Return Bond Fund PGIM Short Duration Multi-Sector Bond Fund	PGIM Credit(2) PGIM Credit(2)
Prudential Investment Portfolios 18	DE	PGIM Jennison Energy Infrastructure Fund (formerly PGIM Jennison MLP Fund)	Jennison
Prudential Jennison Blend Fund, Inc.	MD	PGIM Jennison Blend Fund	Jennison
Prudential Jennison Mid-Cap Growth Fund, Inc.	MD	PGIM Jennison Mid-Cap Growth Fund	Jennison
Prudential Jennison Small Company Fund, Inc.	MD	PGIM Jennison Small Company Fund	Jennison
Prudential National Muni Fund, Inc.	MD	PGIM National Muni Fund	PGIM Credit(1)
Prudential Sector Funds, Inc.	MD	PGIM Jennison Financial Services Fund	Jennison
		PGIM Jennison Health Sciences Fund	Jennison
		PGIM Jennison Utility Fund	Jennison
Prudential Short-Term Corporate Bond Fund, Inc.	MD	PGIM Short-Term Corporate Bond Fund	PGIM Credit(3)
Prudential World Fund, Inc.	MD	PGIM Emerging Markets Debt Hard Currency Fund	PGIM Credit(3)
		PGIM Emerging Markets Debt Local Currency Fund	PGIM Credit(2)
		PGIM Jennison Emerging Markets Equity Opportunities Fund	Jennison
		PGIM Jennison Global Infrastructure Fund	Jennison
		PGIM Jennison Global Opportunities Fund	Jennison
		PGIM Jennison International Opportunities Fund	Jennison
		PGIM Quant Solutions International Equity Fund	PGIM Quantitative Solutions
Prudential Jennison Natural Resources Fund, Inc.	MD	PGIM Jennison Natural Resources Fund	Jennison
The Target Portfolio Trust	DE	PGIM Core Bond Fund	PGIM Credit(3)
		PGIM Quant Solutions Small-Cap Value Fund	PGIM Quantitative Solutions

(1)  PGIM Credit is an investment group of PGIM, Inc., the subadviser to the Fund.

(2)  PGIM Credit is an investment group of PGIM, Inc., the subadviser to the Fund. PGIM Limited serves as a sub-subadviser to the Fund.

(3)  PGIM Credit is an investment group of PGIM, Inc. and PGIM Limited, each of which is a subadviser to the Fund.

Appendix B

Board and Committee Meetings During the Most Recent Completed Fiscal Year

Registrant	FYE	Board	Audit Committee	Nominating and Governance Committee	Gibraltar Investment Committee	Dryden Investment Committee	Compliance Committee
PGIM ETF Trust	8/31	6	4	4	3	3	3
Prudential Global Total Return Fund, Inc.	10/31	6	4	3	4	4	4
Prudential Government Money Market Fund, Inc.	7/31	6	4	4	4	4	4
The Prudential Investment Portfolios, Inc.	9/30	6	4	4	4	4	4
Prudential Investment Portfolios 2	1/31	6	4	4	4	4	4
Prudential Investment Portfolios 2	7/31	6	4	4	4	4	4
Prudential Investment Portfolios 2	10/31	6	4	3	4	4	4
Prudential Investment Portfolios 3	2/28	6	4	4	5	5	4
Prudential Investment Portfolios 3	10/31	6	4	3	4	4	4
Prudential Investment Portfolios 4	8/31	6	4	4	3	3	3
Prudential Investment Portfolios 5	7/31	6	4	4	4	4	4
Prudential Investment Portfolios 6	8/31	6	4	4	3	3	3
Prudential Investment Portfolios 7	8/31	6	4	4	3	3	3
Prudential Investment Portfolios 8	9/30	6	4	4	4	4	4
Prudential Investment Portfolios 9	10/31	6	4	3	4	4	4
Prudential Investment Portfolios, Inc. 10	10/31	6	4	3	4	4	4
Prudential Investment Portfolios 12	3/31	6	4	4	4	4	4
Prudential Investment Portfolios 12	10/31	6	4	3	4	4	4
Prudential Investment Portfolios, Inc. 14	2/28	6	4	4	5	5	4
Prudential Investment Portfolios, Inc. 15	8/31	6	4	4	3	3	3
Prudential Investment Portfolios, Inc. 16	10/31	6	4	3	4	4	4
Prudential Investment Portfolios, Inc. 17	10/31	6	4	3	4	4	4
Prudential Investment Portfolios 18	11/30	6	4	4	5	5	4
Prudential Jennison Blend Fund, Inc.	8/31	6	4	4	3	3	3
Prudential Jennison Mid-Cap Growth Fund, Inc.	8/31	6	4	4	3	3	3
Prudential Jennison Small Company Fund, Inc.	9/30	6	4	4	4	4	4

B-1

Registrant	FYE	Board	Audit Committee	Nominating and Governance Committee	Gibraltar Investment Committee	Dryden Investment Committee	Compliance Committee
Prudential National Muni Fund, Inc.	8/31	6	4	4	3	3	3
Prudential Sector Funds, Inc.	11/30	6	4	4	5	5	4
Prudential Short-Term Corporate Bond Fund, Inc.	12/31	6	4	4	4	4	4
Prudential World Fund, Inc.	10/31	6	4	3	4	4	4
Prudential Jennison Natural Resources Fund, Inc.	10/31	6	4	3	4	4	4
The Target Portfolio Trust	7/31	6	4	4	4	4	4

B-2

Appendix C

Aggregate Independent Board Member Compensation

Name	Aggregate Fiscal Year Compensation from the Registrant	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Registrant and Fund Complex for Most Recent Calendar Year
To be added by subsequent filing.

C-1

Appendix D

Board Member Share Ownership: Independent Board Members

Name	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Board Member in Fund Complex
Ellen S. Alberding	Over $100,000
Kevin J. Bannon	Over $100,000
Linda W. Bynoe	Over $100,000
Barry H. Evans	Over $100,000
Keith F. Hartstein	Over $100,000
Laurie Simon Hodrick	Over $100,000
Brian K. Reid	Over $100,000
Grace C. Torres	Over $100,000

Board Member Share Ownership: Interested Board Members

Name	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Board Member in Fund Complex
Scott E. Benjamin	Over $100,000
Stuart S. Parker	Over $100,000

Board Member Share Ownership: Independent Board Members

Fund	Ellen S. Alberding	Kevin J. Bannon	Linda W. Bynoe	Barry H. Evans	Keith F. Hartstein	Laurie Simon Hodrick	Brian K. Reid	Grace C. Torres
PGIM Jennison Growth Fund	>$100K			>$100K	>$100K	>$100K
PGIM Quant Solutions Large-Cap Index Fund	>$100K					>$100K
PGIM Quant Solutions Mid-Cap Value Fund	>$100K				>$100K
PGIM Balanced Fund	>$100K							>$100K
PGIM Jennison Natural Resources Fund		>$100K				>$100K
PGIM Jennison Mid-Cap Growth Fund		>$100K
PGIM Jennison Health Sciences Fund		>$100K
PGIM Emerging Market Debt Local Currency Fund		>$100K
PGIM Jennison Small Company Fund		>$100K			>$100K
PGIM Floating Rate Income Fund		>$100K
PGIM Short Duration High Yield Income Fund		>$100K
PGIM Jennison Energy Infrastructure Fund		>$100K
PGIM Total Return Bond Fund			>$100K		>$100K	>$100K		>$100K
PGIM Quant Solutions Small-Cap Value Fund				>$100K
PGIM Jennison Emerging Markets Equity Opportunities Fund				>$100K	>$100K

D-1

Fund	Ellen S. Alberding	Kevin J. Bannon	Linda W. Bynoe	Barry H. Evans	Keith F. Hartstein	Laurie Simon Hodrick	Brian K. Reid	Grace C. Torres
PGIM Ultra Short Bond ETF				>$100K
PGIM AAA CLO ETF				>$100K			>$100K
PGIM Jennison Value Fund					>$100K	>$100K		$10,001- $50K
PGIM Jennison International Opportunities Fund					>$100K
PGIM US Real Estate Fund					$50,001- $100K	>$100K
PGIM High Yield Fund						>$100K		$50,001- $100K
PGIM Absolute Return Bond Fund						>$100K
Prudential Global Total Return (USD) Hedged Fund						>$100K
PGIM Jennison Global Opportunities Fund						>$100K		$50,001- $100K
PGIM Jennison Utility Fund								>$100K
PGIM Jennison Global Equity Income Fund								>$100K
PGIM Quant Solutions Large Cap Core Fund								>$100K
PGIM Global Real Estate Fund								$10,001- $50K
PGIM Jennison Global Infrastructure Fund								$50,001- $100K
PGIM Income Builder Fund								$10,001- $50K
PGIM Jennison Financial Services								$10,001- $50K

Key:  "K" represents $1,000. The dollar ranges are abbreviated as follows: Blank (None); $1 - $10k ($1 to $10,000); $10,001 - $50k ($10,001 to $50,000), $50,001 - $100k ($50,001 to $100,000); and >$100K (over $100,000).

Board Member Share Ownership: Interested Board Members

Fund	Stuart S. Parker	Scott E. Benjamin
PGIM Quant Solutions Large Cap Core Equity Fund	>$100K
PGIM Jennison Health Sciences Fund	>$100K	$10,001-$50K
PGIM National Muni Fund	>$100K
PGIM Short Duration Muni High Income	>$100K
PGIM Jennison Global Opportunities Fund	>$100K
PGIM ESG Total Return Bond Fund	>$100K
PGIM Quant Solutions Small Cap Value Fund	>$100K
PGIM Total Return Bond Fund	$50,001-$100K
PGIM Muni High Income Fund	>$100K
PGIM Jennison Natural Resources Fund		$50,001-$100K
PGIM Global Real Estate Fund		$10,001-$50K
PGIM Jennison Focused Growth Fund		$1-$10K
PGIM High Yield Fund		$1-$10K
PGIM Jennison Value Fund		$1-$10K
PGIM Quant Solutions Large-Cap Core Fund		>$100K
PGIM Real Assets Fund		$10,001-$50K

Key:  "K" represents $1,000. The dollar ranges are abbreviated as follows: Blank (None); $1 - $10k ($1 to $10,000); $10,001 - $50k ($10,001 to $50,000), $50,001 - $100k ($50,001 to $100,000); and >$100K (over $100,000).

D-2

Appendix E

Audit and Related Fees*

Registrant/Fund	Fiscal Year End	Aggregate Fees	Fiscal Year End	Aggregate Fees
PGIM ETF Trust
PGIM AAA CLO ETF	8/31/25	$42,500	8/31/26	$50,500
PGIM Active Aggregate Bond ETF	8/31/25	$39,000	8/31/26	$46,000
PGIM Active High Yield Bond ETF	8/31/25	$40,000	8/31/26	$47,500
PGIM Corporate Bond 0-5 YEAR ETF	8/31/25	$29,250	8/31/26	$40,560
PGIM Corporate Bond 10+ YEAR ETF	8/31/25	$29,250	8/31/26	$40,560
PGIM Corporate Bond 5-10 YEAR ETF	8/31/25	$29,250	8/31/26	$40,560
PGIM Floating Rate Income ETF	8/31/25	$40,000	8/31/26	$47,500
PGIM Jennison Better Future ETF	8/31/25	$26,154	8/31/26	—
PGIM Jennison Focused Growth ETF	8/31/25	$26,156	8/31/26	$27,202
PGIM Jennison Focused Mid-Cap ETF	8/31/25	$26,155	8/31/26	$27,202
PGIM Jennison Focused Value ETF	8/31/25	$26,156	8/31/26	$27,202
PGIM Jennison International Opportunities ETF	8/31/25	$29,495	8/31/26	$30,674
PGIM Municipal Income Opportunities ETF	8/31/25	$39,000	8/31/26	$46,000
PGIM Portfolio Ballast ETF	8/31/25	$29,495	8/31/26	$30,674
PGIM Short Duration High Yield ETF	8/31/25	$40,000	8/31/26	$47,500
PGIM Short Duration Multi-Sector Bond ETF	8/31/25	$41,500	8/31/26	$49,000
PGIM Total Return Bond ETF	8/31/25	$40,000	8/31/26	$47,500
PGIM Ultra Short Bond ETF	8/31/25	$33,000	8/31/26	$38,000
PGIM Ultra Short Municipal Bond ETF	8/31/25	$33,000	8/31/26	$38,000
PGIM Jennison Small-Mid Cap Core Equity ETF	8/31/25	—	8/31/26	—
PGIM Jennison International Core Equity ETF	8/31/25	—	8/31/26	—
PGIM AAA CLO Aggregate Duration ETF	8/31/25	—	8/31/26	$27,202
PGIM Securitized Income ETF	8/31/25	—	8/31/26	$50,500
PGIM Jennison U.S. Core Equity ETF	8/31/25	—	8/31/26	$27,202
Prudential Global Total Return Fund, Inc.
PGIM Global Total Return (USD Hedged) Fund	10/31/25	$48,557	10/31/26	$48,557
PGIM Global Total Return Fund	10/31/25	$76,019	10/31/26	$76,019
Prudential Government Money Market Fund, Inc.
PGIM Core Government Money Market Fund	7/31/25	$27,102	7/31/26	$28,186
PGIM Government Money Market Fund	7/31/25	$27,352	7/31/26	$28,446
Prudential Investment Portfolios, Inc.
PGIM Balanced Fund	9/30/25	$56,081	9/30/26	$56,081
PGIM Jennison Focused Value Fund	9/30/25	$27,722	9/30/26	$27,722
PGIM Jennison Growth Fund	9/30/25	$27,982	9/30/26	$27,982
Prudential Investment Portfolios 2
PGIM Core Conservative Bond Fund	7/31/25	$61,827	7/31/26	$64,300
PGIM Core Ultra Short Bond Fund	1/31/25	$27,825	1/31/26	$28,938
PGIM Institutional Money Market Fund	1/31/25	$27,102	1/31/26	$28,186
PGIM Jennison Small-Cap Core Equity Fund	7/31/25	$26,712	7/31/26	$27,780
PGIM Quant Solutions Commodity Strategies Fund	7/31/25	$30,301	7/31/26	$31,513
PGIM Quant Solutions Emerging Markets Equity Fund	10/31/25	$32,411	10/31/26	$32,411
PGIM Quant Solutions International Developed Markets Index Fund	10/31/25	$32,411	10/31/26	$32,411

Registrant/Fund	Fiscal Year End	Aggregate Fees	Fiscal Year End	Aggregate Fees
PGIM Quant Solutions Mid-Cap Index Fund	7/31/25	$26,712	7/31/26	$27,780
PGIM TIPS Fund	7/31/25	$35,950	7/31/26	$37,388
Prudential Investment Portfolios 3
PGIM Jennison Focused Growth Fund	2/28/25	$26,656	2/28/26	$27,722
PGIM Quant Solutions Large-Cap Value Fund	2/28/25	$26,655	2/28/26	$27,722
PGIM Real Assets Fund	10/31/25	—	10/31/26	—
PGIM Strategic Bond Fund	2/28/25	$67,280	2/28/26	$69,971
Prudential Investment Portfolios 4
PGIM Muni High Income Fund	8/31/25	$45,020	8/31/26	$46,821
Prudential Investment Portfolios 5
PGIM 60/40 Allocation Fund	7/31/25	$23,567	7/31/26	$24,509
PGIM Jennison Diversified Growth Fund	7/31/25	$26,656	7/31/26	$27,722
PGIM Jennison Rising Dividend Fund	7/31/25	$26,656	7/31/26	$27,722
PGIM Target Date 2020 Fund	7/31/25	$20,228	7/31/26	$21,037
PGIM Target Date 2025 Fund	7/31/25	$20,228	7/31/26	$21,037
PGIM Target Date 2030 Fund	7/31/25	$20,228	7/31/26	$21,037
PGIM Target Date 2035 Fund	7/31/25	$20,228	7/31/26	$21,037
PGIM Target Date 2040 Fund	7/31/25	$20,228	7/31/26	$21,037
PGIM Target Date 2045 Fund	7/31/25	$20,228	7/31/26	$21,037
PGIM Target Date 2050 Fund	7/31/25	$20,228	7/31/26	$21,037
PGIM Target Date 2055 Fund	7/31/25	$20,228	7/31/26	$21,037
PGIM Target Date 2060 Fund	7/31/25	$20,228	7/31/26	$21,037
PGIM Target Date 2065 Fund	7/31/25	$20,228	7/31/26	$21,037
PGIM Target Date 2070 Fund	7/31/25	$20,228	7/31/26	$21,037
PGIM Target Date Income Fund	7/31/25	$24,228	7/31/26	$21,037
Prudential Investment Portfolios 6
PGIM California Muni Income Fund	8/31/25	$44,074	8/31/26	$45,837
Prudential Investment Portfolios 7
PGIM Jennison Value Fund	8/31/25	$26,656	8/31/26	$27,722
Prudential Investment Portfolios 8
PGIM Quant Solutions Large-Cap Index Fund	9/30/25	$27,722	9/30/26	$27,722
PGIM Securitized Credit Fund	9/30/25	$66,499	9/30/26	$66,499
Prudential Investment Portfolios 9
PGIM Quant Solutions Large-Cap Core Fund	10/31/25	$27,722	10/31/26	$27,722
PGIM Real Estate Income Fund	10/31/25	$37,445	10/31/26	$37,445
PGIM Select Real Estate Fund	10/31/25	$37,561	10/31/26	$37,561
PGIM Absolute Return Bond Fund	10/31/25	$75,759	10/31/26	$75,759
Prudential Investment Portfolios, Inc. 10
PGIM Jennison Global Equity Income Fund	10/31/25	$31,773	10/31/26	$31,773
PGIM Quant Solutions Mid-Cap Value Fund	10/31/25	$28,560	10/31/26	$28,560
Prudential Investment Portfolios 12
PGIM Conservative Retirement Spending Fund	3/31/25	$18,550	3/31/26	$19,292
PGIM Enhanced Retirement Spending Fund	3/31/25	$18,550	3/31/26	$19,292
PGIM Global Real Estate Fund	10/31/25	$34,232	10/31/26	$34,232
PGIM Jennison International Small-Mid Cap Opportunities Fund	10/31/25	$31,773	10/31/26	—

Registrant/Fund	Fiscal Year End	Aggregate Fees	Fiscal Year End	Aggregate Fees
PGIM Jennison NextGeneration Global Opportunities Fund	10/31/25	$31,773	10/31/26	—
PGIM Jennison Technology Fund	10/31/25	$27,722	10/31/26	$27,722
PGIM Moderate Retirement Spending Fund	3/31/25	$18,550	3/31/26	$19,292
PGIM Short Duration Muni Fund	3/31/25	$45,020	3/31/26	$46,821
PGIM US Real Estate Fund	3/31/25	$29,104	3/31/26	$30,268
Prudential Investment Portfolios, Inc. 14
PGIM Floating Rate Income Fund	2/28/25	$70,619	2/28/26	$73,444
PGIM Government Income Fund	2/28/25	$41,681	2/28/26	$43,348
Prudential Investment Portfolios, Inc. 15
PGIM High Yield Fund	8/31/25	$51,392	8/31/26	$53,447
PGIM Short Duration High Yield Income Fund	8/31/25	$48,359	8/31/26	$50,293
Prudential Investment Portfolios 16
PGIM Income Builder Fund	10/31/25	$61,869	10/31/26	$61,869
Prudential Investment Portfolios, Inc. 17
PGIM Short Duration Multi-Sector Bond Fund	10/31/25	$74,196	10/31/26	$74,196
PGIM Total Return Bond Fund	10/31/25	$76,019	10/31/26	$76,019
Prudential Investment Portfolios 18
PGIM Jennison Energy Infrastructure Fund	11/30/24	$66,723	11/30/25	$69,392
Prudential Jennison Blend Fund, Inc.
PGIM Jennison Blend Fund	8/31/25	$26,656	8/31/26	$27,722
Prudential Jennison Mid-Cap Growth Fund, Inc.
PGIM Jennison Mid-Cap Growth Fund	8/31/25	$27,462	8/31/26	$28,560
Prudential Jennison Small Company Fund, Inc.
PGIM Jennison Small Company Fund	9/30/25	$28,560	9/30/26	$28,560
Prudential National Muni Fund, Inc.
PGIM National Muni Fund	8/31/25	$44,074	8/31/26	$45,837
Prudential Sector Funds, Inc.
PGIM Jennison Financial Services Fund	11/30/24	$26,656	11/30/25	$27,722
PGIM Jennison Health Sciences Fund	11/30/24	$26,656	11/30/25	$27,722
PGIM Jennison Utility Fund	11/30/24	$26,656	11/30/25	$27,722
Prudential Short-Term Corporate Bond Fund, Inc.
PGIM Short-Term Corporate Bond Fund	12/31/24	$43,044	12/31/25	$44,766
Prudential World Fund, Inc.
PGIM Emerging Markets Debt Hard Currency Fund	10/31/25	$58,396	10/31/26	$58,396
PGIM Emerging Markets Debt Local Currency Fund	10/31/25	$58,396	10/31/26	$58,396
PGIM Jennison Emerging Markets Equity Opportunities Fund	10/31/25	$31,773	10/31/26	$31,773
PGIM Jennison Global Infrastructure Fund	10/31/25	$31,773	10/31/26	$31,773
PGIM Jennison Global Opportunities Fund	10/31/25	$32,033	10/31/26	$32,033
PGIM Jennison International Opportunities Fund	10/31/25	$32,033	10/31/26	$32,033
PGIM Quant Solutions International Equity Fund	10/31/25	$31,773	10/31/26	$31,773
Prudential Jennison Natural Resources Fund, Inc.
PGIM Jennison Natural Resources Fund	10/31/25	$28,300	10/31/26	$28,300

Registrant/Fund	Fiscal Year End	Aggregate Fees	Fiscal Year End	Aggregate Fees
Target Portfolio Trust
PGIM Core Bond Fund	7/31/25	$72,845	7/31/26	$75,759
PGIM Quant Solutions Small-Cap Value Fund	7/31/25	$27,462	7/31/26	$28,560

*  "Audit-Related Fees" are the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements of the applicable Fund and not reported under the category of audit fees.

Tax Fees are fees related to the applicable Fund's independent registered public accounting firm's tax consulting services, including primarily the review of the applicable Fund's income tax returns. All Other Fees include the aggregate fees billed for products and services provided by the applicable Fund's independent registered public accounting firm, other than the reported services. For each Registrant and Fund listed above, there were no Tax Fees or Other Fees as of each Fund's last two fiscal year ends.

Appendix F

Shares Outstanding
(As of the Record Date)

Registrant	Fund Name	Outstanding Shares

To be added by subsequent filing.

F-1

Appendix G

Beneficial Owners of 5% or More of the Outstanding Shares of Any Class of Each Fund
(As of September 30, 2026)

Fund Name/Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held

To be added by subsequent filing.

G-1

PGIM INVESTMENT FUNDSPGIM Investments LLC 655 Broad Street, Newark, New Jersey 07102 PROXY CARD – FIRST MEETING JOINT SPECIAL MEETING OF SHAREHOLDERS TO CONSIDER PROPOSAL NO. 1 (THE “FIRST MEETING”) December 21, 2026 at 10:00 a.m., Eastern Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES/DIRECTORS OF THE REGISTRANTS LISTED IN THE ACCOMPANYING PROXY STATEMENT IN APPENDIX A (EACH, A “REGISTRANT”). The undersigned hereby appoints Melissa Gonzalez, Claudia DiGiacomo and Andrew French as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of common stock or beneficial interest, as the case may be, of the Registrant held of record by the undersigned on October 19, 2026, at the First Meeting to be held on December 21, 2026 at 10:00 a.m., Eastern Time, and at any adjournment(s) or postponement(s) thereof. This proxy relates only to the First Meeting. THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR EACH OF THE NOMINEES UNDER PROPOSAL NO. 1 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED OCTOBER 25, 2026, FOR DISCUSSION OF PROPOSAL NO. 1. THE PROXY STATEMENT IS AVAILABLE ON THE REGISTRANTS’ WEBSITE AT [WWW.PGIM.COM/INVESTMENTS]. IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the First Meeting or any adjournment(s) or postponement(s) thereof, including any proposal to adjourn the First Meeting. If you simply sign and date the proxy card but give no voting instructions, your shares will be voted FOR each of the nominees under Proposal No. 1 and in accordance with the views of management upon any unexpected matters that come before the First Meeting or any adjournment(s) or postponement(s) of the First Meeting. PGIM INVESTMENTS LLC 655 Broad Street, Newark, New Jersey 07102 TO VOTE BY TELEPHONE 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call [1-800-690-6903]. 3) Enter the control number set forth on the proxy card and follow the simple instructions. * Votes must be entered by 11:59 p.m. Eastern Time on the day prior to the Meeting. TO VOTE BY INTERNET 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to Website www.proxyvote.com. 3) Enter the control number set forth on the proxy card and follow the simple instructions. * Votes must be entered by 11:59 p.m. Eastern Time on the day prior to the Meeting. TO VOTE BY MAIL 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. REGISTRANT THE BOARD OF TRUSTEES/DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES Proposal No. 1 To elect thirteen (13) Trustees/Directors. Nominees: 01) Ellen S. Alberding 02) Kevin J. Bannon 03) Linda W. Bynoe 04) Teresa H. Clarke 05) Barry H. Evans 06) Keith F. Hartstein 07) Laurie Simon Hodrick 08) Brian K. Reid 09) Grace C. Torres 10) Leonardo M. Zerilli 11) Freda Lam Zietlow 12) Stuart S. Parker 13) Scott E. Benjamin FOR ALL WITHHOLD ALL FOR ALL EXCEPT TO WITHHOLD AUTHORITY TO VOTE, MARK “FOR ALL EXCEPT” AND WRITE THE NOMINEE’S NUMBER ON THE LINE BELOW. / / / / / / NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person. Please be sure to sign and date this Proxy. SIGNATURE (PLEASE SIGN WITHIN BOX) DATE SIGNATURE (JOINT OWNERS) DATE

PROXY CARD – SECOND MEETING SPECIAL MEETING OF SHAREHOLDERS OF PGIM JENNISON FOCUSED GROWTH FUND TO CONSIDER PROPOSAL NOS. 2 AND 3 (THE “SECOND MEETING”) December 21, 2026 at 11:00 a.m., Eastern Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF PRUDENTIAL INVESTMENT PORTFOLIOS ON BEHALF OF PGIM JENNISON FOCUSED GROWTH FUND (THE “FUND”). The undersigned hereby appoints Melissa Gonzalez, Claudia DiGiacomo and Andrew French as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of beneficial interest of the Fund held of record by the undersigned on October 19, 2026, at the Second Meeting to be held on December 21, 2026, at 11:00 a.m., Eastern Time, and at any adjournment(s) or postponement(s) thereof. This proxy relates only to the Second Meeting. THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR PROPOSAL NOS. 2 AND 3 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED OCTOBER 25, 2026 FOR DISCUSSION OF PROPOSAL NOS. 2 AND 3. THE PROXY STATEMENT IS AVAILABLE ON THE FUND’S WEBSITE AT [WWW.PGIM.COM/INVESTMENTS]. IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Second Meeting or any adjournment(s) or postponement(s) thereof, including any proposal to adjourn the Second Meeting. If you simply sign and date the proxy card but give no voting instructions, your shares will be voted FOR Proposal Nos. 2 and 3 and in accordance with the views of management upon any unexpected matters that come before the Second Meeting or any adjournment(s) or postponement(s) of the Second Meeting. PGIM INVESTMENTS LLC 655 Broad Street, Newark, New Jersey 07102 TO VOTE BY TELEPHONE 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call [1-800-690-6903]. 3) Enter the control number set forth on the proxy card and follow the simple instructions. * Votes must be entered by 11:59 p.m. Eastern Time on the day prior to the Meeting. TO VOTE BY INTERNET 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to Website www.proxyvote.com 3) Enter the control number set forth on the proxy card and follow the simple instructions. * Votes must be entered by 11:59 p.m. Eastern Time on the day prior to the Meeting. TO VOTE BY MAIL 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PGIM JENNISON FOCUSED GROWTH FUND THE BOARD OF TRUSTEES OF PRUDENTIAL INVESTMENT PORTFOLIOS 3 RECOMMENDS A VOTE FOR EACH OF PROPOSAL NOS. 2 AND 3, INCLUDING EACH SUB-PROPOSAL UNDER PROPOSAL NO. 3. Proposal No. 2 To approve a policy to permit PGIM Investments LLC to enter into, or make material changes to, subadvisory agreements with subadvisers that are wholly-owned subsidiaries of PGIM Investments LLC or a sister company (a company that is a direct or indirect “wholly-owned subsidiary” of the same company that directly or indirectly owns PGIM Investments LLC) without shareholder approval. FOR AGAINST ABSTAIN Proposal No. 3 To approve a proposal to change certain fundamental investment policies of PGIM Jennison Focused Growth Fund, consisting of separate sub-proposals concerning: 3(a) To amend the fundamental investment policy regarding underwriting FOR AGAINST ABSTAIN 3(b) To amend the fundamental investment policy regarding real estate FOR AGAINST ABSTAIN 3(c) To amend the fundamental investment policy regarding commodities FOR AGAINST ABSTAIN

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person. Please be sure to sign and date this Proxy. SIGNATURE (PLEASE SIGN WITHIN BOX) DATE SIGNATURE (JOINT OWNERS) DATE